SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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     Rule 14a-11(c) or Rule 14a-12


                          GUM TECH INTERNATIONAL, INC.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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
                          GUM TECH INTERNATIONAL, INC.
                       2375 EAST CAMELBACK ROAD, SUITE 500
                             PHOENIX, ARIZONA 85016
                                 (602) 387-5353

                       ----------------------------------
                           NOTICE AND PROXY STATEMENT
                       For Annual Meeting of Stockholders
                           To Be Held on June 18, 2002
                        ---------------------------------

To our stockholders:

     The annual meeting of stockholders of Gum Tech International, Inc. will be held at the Ritz Carlton Phoenix, 2401 E. Camelback Road, Phoenix, Arizona, on June 18, 2002 at 10:00 a.m. (local time) for the following purposes:

     1. To elect six directors to our board of directors to serve until their successors are elected at the next annual meeting of stockholders;

     2. To consider and vote upon a proposed plan of merger of Gum Tech with and into our wholly-owned Delaware subsidiary, Matrixx Initiatives, Inc. in order to change our state of incorporation from Utah to Delaware and change our name to "Matrixx Initiatives, Inc."; and

     3. To transact such other business as may properly come before the annual meeting.

     We cordially invite you to attend the annual meeting. The board of directors has fixed the close of business on April 19, 2002 as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting or any adjournment thereof. You can vote your shares of our common stock at the annual meeting only if you are present at the annual meeting in person or by valid proxy. Admission to the annual meeting is limited to our stockholders and their proxies. If you hold your shares in "street" form through a broker or similar market intermediary rather than in your own name, you will be admitted to the annual meeting if you present a written affidavit or statement from the brokerage institution that is the registered holder of your shares showing that you were the beneficial owner of your shares as of the April 19, 2002 record date. The annual meeting will not be open to the public.

     Your vote is important to us. Even if you plan to attend the annual meeting, please complete and sign the enclosed proxy card and mail it to us promptly in the return envelope. A copy of our 2001 Annual Report to Stockholders, which includes our 2001 financial statements, was first mailed with this Notice and Proxy Statement on or about April 30, 2002 to all stockholders of record as of the record date. Your attention is directed to the attached Proxy Statement.


                               By order of the board of directors,



                               William J. Hemelt
                               Executive Vice President, Chief Financial Officer Treasurer and Secretary
Phoenix, Arizona
April 30, 2002

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

About the Annual Meeting..................................................    1
Proposal No. 1 - Election of Directors....................................    4
Information Concerning Directors..........................................    4
Executive Compensation....................................................    8
Report of the Audit Committee.............................................   10
Report of the Compensation Committee......................................   11
Compensation Committee Interlocks and Insider Participation...............   13
Security Ownership of Certain Beneficial Owners...........................   14
Securities Authorized for Issuance Under Equity Compensation Plans .......   15
Agreements With Certain Officers..........................................   16
Certain Relationships and Related Transactions............................   16
Proposal No. 2 - Plan of Merger...........................................   16
Performance Graph.........................................................   37
Performance Table.........................................................   37
Relationship With Independent Public Accountants..........................   37
Proposals By Stockholders.................................................   38
Other Matters; Adjournments...............................................   38
Annual Report.............................................................   38


     UNLESS OTHERWISE INDICATED IN THIS PROXY STATEMENT, "GUM TECH," "US," "WE," "OUR", "THE COMPANY" AND SIMILAR TERMS REFER TO GUM TECH INTERNATIONAL, INC. AND OUR SUBSIDIARY, GEL TECH, L.L.C.. THE GUM TECH NAME AND LOGO ARE TRADEMARKS OF THE COMPANY. ZICAM IS A REGISTERED TRADEMARK OF GEL TECH, L.L.C.

                          GUM TECH INTERNATIONAL, INC.

                       2375 EAST CAMELBACK ROAD, SUITE 500
                             PHOENIX, ARIZONA 85016
                                 (602) 387-5353

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

     This Proxy Statement relates to the 2002 annual meeting of stockholders (the "Annual Meeting") of Gum Tech International, Inc. ("Gum Tech") to be held at 10:00 a.m. (local time) on June 18, 2002 at the Ritz Carlton Phoenix, 2401 E. Camelback Road, Phoenix, Arizona, or at such other time and place to which the Annual Meeting may be adjourned. The enclosed proxy is solicited by the board of directors of Gum Tech for use at the Annual Meeting. The proxy materials relating to the Annual Meeting were first mailed on or about April 30, 2002 to record holders of our common stock entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

     You should review the information contained in this Proxy Statement in conjunction with the financial statements, notes to financial statements, independent auditors' report and other information included in our 2001 Annual Report to Stockholders that was mailed to our stockholders with this Proxy Statement.

                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Annual Meeting, our stockholders will consider and act upon the following matters outlined in the accompanying notice:

     *    the election of six directors to our board of directors;

     * a proposed plan of merger that would change our state of incorporation from Utah to Delaware and change our name to "Matrixx Initiatives, Inc."; and

     *    certain other matters that may properly come before the Annual
          Meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

     Stockholders of record on April 19, 2002 (the record date) are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. As of the record date, there were __________ shares of our common stock issued and outstanding. Each stockholder of record on the record date is entitled to one vote per share of common stock held by such stockholder on each matter of business to be considered at the Annual Meeting.

WHAT CONSTITUTES A QUORUM AT THE ANNUAL MEETING?

     A majority of our issued and outstanding shares of common stock entitled to vote, represented at the Annual Meeting in person or by proxy, will constitute a quorum for the Annual Meeting. If a quorum is present for any proposal, we will be permitted to conduct all of the business of the Annual Meeting. Proxies that we receive but that are marked as abstentions will be included in our calculation of the number of shares considered to be present at the Annual Meeting.

HOW DO I VOTE?

     You can vote on matters to come before the Annual Meeting in four ways:

     *    you can attend the Annual Meeting and cast your votes in person;

     * you can vote by completing, dating and signing the enclosed proxy card and returning it to us. If you do this, you will authorize the individuals named on the proxy card (referred to as the proxyholders) to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of our board of directors;

     * you can phone in your proxy by calling the telephone number on your proxy card or voter instruction form; or

     * you can vote via the internet by going to http://www.proxyvote.com and entering the control number specified on your proxy card or voter instruction form.

     Votes submitted via telephone or the internet must be received by 11:59 p.m.(Eastern Daylight Time) on June 17, 2002. If you submit your vote by telephone or via the internet, this will not affect your right to vote in person at the Annual Meeting should you decide to attend the Annual Meeting. If you hold your shares through a broker or other custodian, please check the voting form used by that firm to see if it offers telephonic or internet voting. Applicable laws authorize the use of telephonic transmission and electronic transmission, such as transmission over the internet, to grant a proxy.

WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

     A description of each item to be voted on at the Annual Meeting, including the board's recommendations as to voting, are set forth elsewhere in this Proxy Statement, referred to as Proposal No. 1 and Proposal No. 2. In summary, the board recommends a vote:

     * FOR the election of the slate of directors referred to in this Proxy Statement, as described under Proposal No. 1, and

     * FOR the proposed plan of merger that would reincorporate Gum Tech in Delaware and change our name to "Matrixx Initiatives, Inc.", as described under Proposal No. 2.

     If any other matter is properly brought before the Annual Meeting for a vote, the proxyholders will vote as recommended by the board of directors or, if no recommendation is given, in the proxyholders' own discretion.

WHAT IF I VOTE AND THEN CHANGE MY MIND?

     If you sign and mail us the enclosed proxy card and then wish to change your vote, you may revoke your proxy at any time before it is exercised by:

     *    attending the Annual Meeting and voting in person;

     * completing, signing and delivering to us a new proxy bearing a later date; or

     * sending written notice of revocation of your proxy to our Secretary at Gum Tech International, Inc., 2375 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

     For the election of directors, the six nominees who receive the highest number of votes will be elected as directors. The holders of a majority of the outstanding shares of our common stock must vote to approve the proposed plan of merger, which includes our reincorporation in Delaware and a name change.

     Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. Abstentions are counted as voted and broker non-votes are counted as unvoted for determining the approval of each matter submitted to the stockholders for a vote. A broker non-vote occurs where a stockholder's shares are held in "street" form through a broker or similar market intermediary rather than in the stockholder's own name. In this situation, the broker may vote the shares on some "routine" matters, including the election of directors, but will be unable to vote the shares on "non-routine" matters, such as the plan of merger, if it does not have the authority from the beneficial stockholder to do so.

     Abstentions and broker non-votes have no effect on the election of directors because, as noted above, the election of directors is based on which individuals receive the most votes, and not on any majority or other threshold vote being achieved. Because the proposed plan of merger cannot be undertaken without the approval of the holders of a majority of our outstanding common stock, abstentions and broker non-votes with respect to such proposal will have the same effect as votes against such proposal.

ARE PROXIES BEING SOLICITED?

     We have retained Morrow & Company, an independent proxy solicitation firm, to solicit proxies on behalf of the board of directors. We will pay to Morrow & Company a fee of $5,500 plus its reasonable out-of-pocket and related expenses in respect of the solicitation. Our directors, officers and other employees also may solicit proxies through the mails, by personal interview, telephone, facsimile or electronic means. None of these individuals will receive special compensation for such services, which will be performed, if at all, in addition to their regular duties. We also have made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares. We will reimburse these record holders for their reasonable out-of-pocket expenses in this effort.

     The extent to which our proxy soliciting efforts will be necessary depends entirely upon how promptly proxies are submitted to us. In this regard, you should send in your completed and signed proxy card without delay.

CAN I DISSENT OR EXERCISE RIGHTS OF APPRAISAL?

     Under Utah law, you are not entitled to dissent from any of the proposals to be presented at the Annual Meeting or to demand appraisal of your shares as a result of the approval of any of the proposals.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

GENERAL

     At the Annual Meeting, we will seek the election of six individuals, Edward
E. Faber, William C. Egan, Carl J. Johnson, Edward J. Walsh, William A. Yuan, and Michael A. Zeher, as directors, each to hold office until our next annual meeting of stockholders or until his successor is elected and qualified. Cumulative voting is not permitted for the election of directors. All of the nominees are presently members of our board of directors. Each of the nominees has consented to be named in this Proxy Statement and to serve on the board of directors if elected. We do not anticipate that any nominee will become unable or unwilling to accept nomination or election, but if that should occur, the proxyholders named in the proxy intend to vote in his stead for the election of such person as our board of directors may recommend.

     For information regarding the nominees proposed for election at the Annual Meeting, see "Information Concerning Directors" in the following section.

VOTE REQUIRED

     The six nominees who receive the highest number of votes cast at the Annual Meeting will be elected to the board of directors.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EDWARD E. FABER, WILLIAM C. EGAN, CARL J. JOHNSON, EDWARD J. WALSH, WILLIAM A. YUAN AND MICHAEL A. ZEHER.

                        INFORMATION CONCERNING DIRECTORS

BIOGRAPHICAL INFORMATION

     The following sets forth certain biographical information with respect to the individuals nominated for election as directors at the Annual Meeting and our executive officers. Each of the six nominee directors listed below currently serve on our board of directors.

     NAME             AGE     POSITION WITH COMPANY AND TENURE
     ----             ---     --------------------------------

Edward E. Faber        69      Director since September 2000; Chairman of the
                               board of directors since April 2001

William C. Egan        57      Director since August 2001

Carl J. Johnson        53      President and Chief Executive Officer; Director
                               since July 2001

Edward J. Walsh        70      Director since September 2000

William A. Yuan        41      Director since February 1998

Michael A. Zeher       54      Director since September 2000

     EDWARD E. FABER was elected to the board of directors in September 2000 and was named Chairman of the board on April 12, 2001. Retired from active management, Mr. Faber is Vice Chairman of Cotelligent, Inc., a position he has held since 1996. Mr. Faber also currently serves on the boards of Phoenix Leasing Inc., an equipment leasing company. From 1991 to 1992, Mr. Faber was President and Chief Executive Officer of SuperCuts, Inc., where he was responsible for organizing and executing a successful initial public stock offering for the company. Mr. Faber has over 30 years of experience building and managing high-technology growth companies. In 1976, he was the founding President of Computerland Corporation where he led the development of the largest computer retailing company in the world. He retired from the company in 1983 but returned in 1985 to serve as Chairman and Chief Executive Officer until the company was sold to an investor group in 1987. Mr. Faber continued to serve as board Vice Chairman of Computerland until 1990. Mr. Faber also previously served as Chairman and Chief Executive officer of Dataphaz, Computerland's largest franchise operator. Mr. Faber graduated from Cornell University with a Bachelor of Science in Industrial Labor Relations.

     WILLIAM C. EGAN was elected to the board of directors in August 2001. Retired from Johnson & Johnson after 25 years of active management, Mr. Egan was most recently Chairman of the Board of Directors of the Cosmetic, Toiletry and Fragrance Association, a position he held between 1999 and 2001. He presently serves as a Director of US Dermatologics, an Advisory Board Member of the J. L. Kellogg Graduate School of Management and a Trustee of the Westminster School. From 1995 to 2001, Mr. Egan was a member of Johnson & Johnson's Consumer Products Operating Committee where he held a number of important global positions, including Group Franchise Chairman, Worldwide Consumer and Personal Care Products. Additional positions with Johnson & Johnson included President of Baby Products, Chairman of Windsor Minerals, Inc., and Group Product Director, Tylenol Products. Mr. Egan also served as President of Arm & Hammer Consumer Products, a division of Church & Dwight Co., Inc. Mr. Egan graduated from Trinity College and received a Master of Business Administration from the Northwestern University, J. L. Kellogg Graduate School of Management.

     CARL J. JOHNSON joined Gum Tech in July 2001 as President and Chief Executive Officer and as a member of the board of directors. Mr. Johnson's professional experience spans twenty years in the product development, marketing, and sales arenas with several large pharmaceutical and consumer goods companies. From 1993 to 2001, Mr. Johnson was Vice President, Commercial Development with Perrigo Company, a public company and leading manufacturer of over the counter pharmaceutical and nutritional products for the store brand market. In that capacity he was responsible for the procurement of new products and technologies and contract manufacturing services with emphasis on Abbreviated New Drug Applications (ANDA) products. From 1973 to 1989, Mr. Johnson worked at Johnson & Johnson, where he held a number of positions of increasing responsibility in marketing and sales, including responsibility for the national launch of the Acuvue(R) disposable contact lenses. Mr. Johnson also provided marketing leadership for a special Johnson & Johnson team that was selected to re-engineer sales, administrative and operational functions. Mr. Johnson earned a Master of Business Administration - Marketing from the Fairleigh Dickinson University and a Bachelor of Science in Economics from Wagner College.

     EDWARD J. WALSH was elected to the board of directors in September 2000. Mr. Walsh is currently the President of Sparta Group Ltd., a business consulting firm located in Arizona, and has served in that role since 1988. Mr. Walsh also serves on a number of corporate boards, including Nortrust Holding Company, the holding company for Northern Trust, NA, and the WD-40 Company. Mr. Walsh brings extensive experience in the consumer products market having served as President and Chief Executive Officer of Dial Corporation from 1984 to 1987 and as President and Chief Executive Officer of Armour International from 1977 to 1984. In addition, Mr. Walsh currently is a member of the advisor board of directors of the Universal Technical Institute. Mr. Walsh holds a Master of Business Administration degree from New York University and is a graduate of Iona College in New York.

     WILLIAM A. YUAN has been a member of the board of directors since February 1998. Mr. Yuan is President and Chief Executive Officer of Reliance Management, LLC, an investment banking firm, and has served in such capacity since 1996. Mr. Yuan has also served since 1996 as Chairman of Excel Global Partners, a Los Angeles based venture capital and technology investment management company. Mr. Yuan has over 19 years of experience on Wall Street. In 1993, Mr. Yuan founded and became the Managing Director of the Corporate Institutional Services Group at Merrill Lynch Asset Management Corp., which position he held until 1994. From 1995 to 1996, he was the portfolio manager of the $1 billion AmerAsian Hedge Fund, domiciled in Singapore. From 1990 to 1993, Mr. Yuan served as Senior Vice President at Salomon Smith Barney's Portfolio Management Corporation, where he was the head of the Technology Investment Management and Policy Committee. Mr. Yuan began his career at Goldman Sachs in 1983 as an investment banker in the mergers and acquisitions group. He holds a Bachelor of Science in Economics from Cornell University and attended Harvard University's John F. Kennedy School of Management as a Mason Executive Fellow.

     MICHAEL A. ZEHER was elected to the board of directors in September 2000. Since March 2002, Mr. Zeher has operated a consulting services business, focusing on international sales and marketing. From 1994 through February 2002, Mr. Zeher served as President and Chief Executive Officer of Lander Company, Inc., a manufacturer and marketing of health and beauty care products, where he was responsible for worldwide operations and the custom health care and international divisions. Mr. Zeher previously served as Vice President, Business Development for Johnson & Johnson, where he was responsible for the North American Consumer Sector business. Prior to taking that office, he held various sales and marketing positions with Johnson & Johnson. Mr. Zeher holds a Bachelor of Science in Business Administration from Old Dominion University.

MEETINGS OF THE BOARD

     During the fiscal year ended December 31, 2001, the board of directors held 14 meetings, either in person (including teleconference) or by consent resolution. All directors attended or participated in at least 75% of those meetings.

DIRECTOR COMPENSATION

     Our non-employee directors receive $3,000 per calendar quarter for service on the board and $1,000 per calendar quarter for service as members of our committees. The Chairman of each committee of the board receives an additional $500 per quarter for service in that capacity. The Chairman of the board of directors receives $5,000 per month for service in that capacity. Each board member was granted 10,000 options to purchase shares of our common stock upon his election to the board. In addition, each non-employee director is granted 10,000 options at the beginning of each calendar year.

     Mr. Faber was elected Chairman of the board in April 2001. During 2001, he received $5,000 per month as compensation for consulting services in a variety of operational areas and was granted 10,000 options upon his election as Chairman. This compensation was in lieu of the standard board member compensation outlined above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and other persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. an initial report of ownership of our stock on Form 3 and reports of changes in ownership on a Form 4 or a Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Specific due dates for these filings to be made have been established by the SEC, and we are required to disclose in this Proxy Statement any failure to file by those dates.

     Based solely on our review of the copies of such forms received by us, or on written representations that we have received from certain reporting persons that no forms were required for such persons, we believe that during the fiscal year ended December 31, 2001, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except as follows: William A. Yuan, a member of the board of directors, filed two late reports on Form 4 (Statement of Changes in Beneficial Ownership) in our 2001 fiscal year. These related to his purchase in January 2001 of 10,000 shares of our common stock upon exercise of stock options and his sale in March 2001 of 5,000 shares of our common stock. A Form 4 for the January 2001 purchase of shares was filed with the SEC in March 2001 and a Form 4 for the March 2001 sale of shares was filed with the SEC in May 2001.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLE

     The following table discloses, for the years ended December 31, 1999, 2000, and 2001, certain compensation paid to our named executive officers, being our President and Chief Executive Officer, our former President and Chief Operating Officer, who resigned in July 2001, and our Executive Vice President and Chief Financial Officer. No other officer of Gum Tech earned more than $100,000 in annual compensation during the fiscal year ended December 31, 2001.

                                                                                 LONG TERM COMPENSATION
                                                                        -------------------------------------
                                        ANNUAL COMPENSATION                       AWARDS              PAYOUTS
                                ------------------------------------    --------------------------    -------
                                                                        RESTRICTED     SECURITIES
NAME AND PRINCIPAL                                      OTHER ANNUAL       STOCK       UNDERLYING       LTIP        ALL OTHER
    POSITION            YEAR     SALARY      BONUS      COMPENSATION     AWARD(S)     OPTIONS/SARS    PAYOUTS    COMPENSATION(1)
    --------            ----     ------      -----      ------------     --------     ------------    -------    ---------------
Carl J. Johnson         2001    $107,451    $ 56,250        $ 0             0            75,000          $ 0       $ 67,896(3)
President and CEO(2)

William J. Hemelt       2001    $120,625    $ 18,750        $ 0             0                 0          $ 0       $  3,600
Executive Vice          2000    $100,000    $      0        $ 0             0             9,000          $ 0       $  3,000
President and CFO       1999    $100,000    $      0        $ 0             0            24,000          $ 0       $  3,000

Gary S. Kehoe(4)        2001    $111,618    $ 50,000        $ 0             0                 0          $ 0       $161,616(5)
Former President, CEO   2000    $150,000    $      0        $ 0             0             9,000          $ 0       $  4,500
and Chief Operating     1999    $132,292    $ 50,000        $ 0             0            80,000          $ 0       $  3,965
Officer

(1) Includes matching contributions under our SRA/IRA defined contribution program.
(2) Mr. Johnson was appointed President and Chief Executive Officer and elected to our board of directors on July 19, 2001.
(3) In connection with Mr. Johnson's appointment as President and Chief Executive Officer and election as a member of the board in July 2001, we agreed to pay for the $21,750 in expenses that Mr. Johnson incurred in connection with his relocation to the Phoenix area from Michigan and to reimburse Mr. Johnson $27,000 for the loss on the sale of his Michigan home. The $27,000 was grossed-up to $46,146 to take into account taxes payable by Mr. Johnson in respect of this payment.
(4) Mr. Kehoe resigned as a director of Gum Tech on July 19, 2001 and as an officer of Gum Tech on July 20, 2001 in connection with the sale of substantially all of our chewing gum assets and related business to the Wm. Wrigley Jr. Company.
(5) Includes forgiveness of a $150,000 loan made by Gum Tech to Mr. Kehoe and accrued interest of $8,671. See "Certain Relationships and Related Transactions" below.

OPTION/SAR GRANTS IN LAST FISCAL YEAR


         The following table provides information on option grants during the year ended December 31, 2001 to the named executive officers:

                      NUMBER OF        PERCENT OF
                      SECURITIES     TOTAL OPTIONS/     EXERCISE
                      UNDERLYING      SARS GRANTED       PRICE                    GRANT DATE
                     OPTIONS/SARS   TO EMPLOYEES IN       (PER      EXPIRATION     PRESENT
 NAME                  GRANTED        FISCAL YEAR        SHARE)        DATE        VALUE(1)
 ----                  -------        -----------        ------        ----        --------
Carl J. Johnson         75,000           70.1%           $7.83      07/23/2006     $276,300
William J. Hemelt            0              0%             NA           NA            NA
Gary S. Kehoe                0              0%             NA           NA            NA

(1) The grant date present values per option share were derived using the Black-Scholes option pricing model in accordance with SEC rules and regulations and are not intended to forecast future appreciation of our stock price. The options granted on July 23, 2001 had a grant date present value of $3.684 per option. The Black-Scholes model was used with the following assumptions: volatility of 66.29% based on a historical weekly average; dividend yield of 0%; risk-free interest of 4.28% based on a U.S. Treasury rate of three years; and a three year option life.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information on the value realized by the exercise of options by our named executive officers during 2001 and the value of our named executive officer's unexercised options at December 31, 2001.

                                                 NUMBER OF SECURITIES
                                                UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                      SHARES                        OPTIONS/SARS AT              IN-THE-MONEY OPTIONS/
                     ACQUIRED                       FISCAL YEAR-END             SARS AT FISCAL YEAR-END
                        ON        VALUE      ----------------------------    -----------------------------
     NAME            EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
     ----            --------    --------    -----------    -------------    -----------     -------------
Carl J. Johnson            0            0           0         75,000                0              0
William J. Hemelt      6,000      $11,700      29,000          4,000                0              0
Gary S. Kehoe              0            0      89,000              0                0              0

                          REPORT OF THE AUDIT COMMITTEE

     THE FOLLOWING REPORT CONCERNS THE AUDIT COMMITTEE'S ACTIVITIES REGARDING OVERSIGHT OF OUR FINANCIAL REPORTING AND AUDITING PROCESS AND DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING THAT WE MAKE UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT.

     The Audit Committee of the board of directors at the end of 2001 consisted of Edward Walsh (Chairman), William Egan, William Yuan and Michael Zeher. Kenneth R. Waters resigned as a member of the Audit Committee on April 7, 2001 in connection with his resignation from the board of directors. Mr. Walsh replaced Mr. Faber as Chairman on August 30, 2001 when Mr. Faber became Chairman of the board of directors. Mr. Egan, Mr. Yuan and Mr. Zeher all joined the Audit Committee in November 2001. All current members of the Audit Committee are independent directors.

     In accordance with its written charter, a copy of which is attached to this Proxy Statement as Appendix A, adopted by the board of directors, the functions of the Audit Committee are:

     * to review and recommend for approval to the board of directors, the selection, compensation and discharge of our independent auditors;

     * to confirm and assure the independence of our independent auditors, including a review of management consulting services and related fees provided by the independent auditor;

     * to meet with our independent auditors and with our financial management to review the scope of the proposed audit for our then current fiscal year and the audit procedures to be utilized, and at the conclusion of the audit, to review the audit and make appropriate comments and recommendations;

     * to inquire of our management and our independent auditors about significant risks or exposures to Gum Tech and assess the steps that management has taken to minimize these risks;

     * to review the financial statements contained in our annual report to stockholders, determine that the independent auditors are satisfied with the disclosure and content of the financial statements and review any changes in accounting principles, and, if appropriate, to recommend the financial statements' approval to the board of directors;

     * to meet with our independent auditors, without members of management present, to discuss the independent auditors' evaluation of our financial and accounting systems and processes, including internal controls and the level of cooperation received by the independent auditors during the course of their audit; and

     * to annually review the Audit Committee charter and, if appropriate, recommend changes to the board of directors.

     The Audit Committee held two meetings in 2001. The committee's February 2001 meeting was attended by two thirds of its members then in office and its November 2001 meeting was attended by all members then in office.

     The Audit Committee has reviewed Gum Tech's audited financial statements for the year ended December 31, 2001 and has met with both management and Angell & Deering, Gum Tech's independent auditors, to discuss the financial statements.

Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles. We have received from and discussed with Angell & Deering the written disclosure and the matters required to be discussed by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from Gum Tech. We have also discussed with Angell & Deering any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 89 and No. 90.

     Based upon the review and discussions described above, the audit committee has recommended to the board of directors that Gum Tech's audited financial statements for the fiscal year ended December 31, 2001 be included in Gum Tech's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the SEC.

                                   AUDIT COMMITTEE
                                   Edward J. Walsh (Chairman)
                                   William C. Egan
                                   William A. Yuan
                                   Michael A. Zeher

                      REPORT OF THE COMPENSATION COMMITTEE

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT WE MAKE, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT.

     The Compensation Committee of the board of directors at the end of 2001 consisted of William A. Yuan (Chairman), William C. Egan, Edward J. Walsh and Michael A. Zeher. Mr. Yuan replaced Edward E. Faber as Chairman on August 30, 2001 when Mr. Faber became Chairman of the board of directors. Mr. Walsh and Mr. Zeher joined the Compensation Committee in August 2001. Mr. Egan joined the Compensation Committee in November 2001. The functions of the Compensation Committee are to review annually the performance of the President and our other principal executive officers. Additionally, the Compensation Committee reviews compensation of outside directors for service on the board and for service on committees of the board, and the level and extent of applicable benefits we provide with respect to insurance, health and medical coverage, stock options and other benefits. The Compensation Committee held one meeting during fiscal 2001.

COMPENSATION PROGRAM OBJECTIVES

     We believe that the compensation programs for the executive officers should reflect Gum Tech's performance and the value created for its shareholders. In addition, the compensation programs should support the goals and values of Gum Tech and should reward individual contributions to the Company's success. Gum Tech's executive compensation program is intended to:

     *    attract and retain the highest caliber executive officers;

     *    drive achievement of business strategies and goals;

     *    motivate performance in an entrepreneurial, incentive-driven culture;

     * closely align the interests of executive officers with the interests of Gum Tech's stockholders;

     *    promote and maintain high ethical standards and business practices;
          and

     *    reward results and the creation of stockholder value.

FACTORS CONSIDERED IN DETERMINING COMPENSATION

     The Compensation Committee makes executive compensation decisions on the basis of total compensation, rather than on separate freestanding components. We attempt to create an integrated total compensation program structured to balance both short and long-term financial and strategic goals. Our policy is to provide Gum Tech's executive officers with compensation that is based on their individual performance and the financial performance of the Company. This compensation should be competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation is comprised of a base salary, performance bonuses and stock-based incentives, all of which together are intended to tie the executive officer's compensation to the interests of Gum Tech's stockholders.

     The Compensation Committee regularly reviews each executive officer's base salary and makes appropriate recommendations to Gum Tech's board of directors. Factors that we consider in formulating base salary recommendations include the level of an executive's compensation in relation to other executives in the Company with the same, more or less responsibilities, the performance of the particular executive in relation to established goals or strategic plans, Gum Tech's operating budget for the year and the overall performance of the Company. For each executive officer, performance bonuses and stock based incentives are awarded based upon the recommendation of the Compensation Committee. An executive's potential performance bonus and stock based incentive package is related to Gum Tech's operating results and the executive's performance in meeting company objectives which are set from time to time by the board of directors.

CHIEF EXECUTIVE OFFICER COMPENSATION

     As President and Chief Executive Officer of Gum Tech, Mr. Johnson's compensation for 2001 was based upon his employment agreement which established the terms and conditions of his employment with Gum Tech, including a minimum base salary, the minimum benefits to which he is entitled under the compensation plans available to Gum Tech's senior executive officers and payments or other benefits he is entitled to upon termination of his employment. The Compensation Committee typically reviews the base salary of the Chief Executive Officer annually pursuant to the same policies the Committee uses to evaluate the base salaries of other executive officers.

     The Committee considered Mr. Johnson's prior consumer health care products experience in establishing his base salary at $225,000 and providing for an annual incentive bonus of $112,500 based on his meeting specified goals. In light of his strong performance in 2001 in refocusing Gum Tech's strategic objectives, including his role in the successful acquisition of the 40% interest of Gel Tech, L.L.C. held by Zensano, Inc., the Committee awarded Mr. Johnson a prorated incentive bonus for 2001 (based on the start date of his employment) of $56,250. This bonus was paid in February 2002.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION UNDER INTERNAL REVENUE CODE SECTION
162(m)

     Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million for each executive officer named in this Proxy Statement. The $1 million limitation generally does not apply to compensation that is considered performance-based.

Non-performance-based compensation paid to Gum Tech's executive officers for the 2001 fiscal year did not exceed the $1 million limit per employee. We believe that Gum Tech's compensation policy satisfies Section 162(m) of the Internal Revenue Code. As a result, we believe that the compensation paid under this policy is not subject to limits of deductibility. However, there can be no assurance that the Internal Revenue Service would reach the same conclusion. Moreover, Gum Tech will not be entitled to a deduction with respect to payments that are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section. Such payments will subject the recipients to a 20% excise tax.

                                   COMPENSATION COMMITTEE

                                   William A. Yuan (Chairman)
                                   William C. Egan
                                   Edward J. Walsh
                                   Michael A. Zeher

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee was an officer or employee of Gum Tech or our subsidiary, Gel Tech, L.L.C., in the fiscal year ended December 31, 2001 or was formerly such an officer or employee. No member of the Compensation Committee had any relationship requiring us to make disclosure in this section under applicable securities regulations.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information, as of April 19, 2002, with respect to the number of shares of our common stock beneficially owned by the named executive officers, by individual directors, by all directors and officers as a group, and by persons known by Gum Tech to beneficially own more than 5% of our outstanding common stock. The address of all persons (unless otherwise noted in the footnotes below) is care of Gum Tech at 2375 East Camelback Road, Suite 500, Phoenix, Arizona 85016. The indicated percentages are based upon the number of shares of our common stock outstanding as of April 19, 2002, plus, where applicable, the number of shares that the indicated person or group had a right to acquire within 60 days of that date.

                                                       PERCENT OF
NAME OF BENEFICIAL                   NUMBER OF        COMMON STOCK
OWNER AND ADDRESS                     SHARES              OWNED
-----------------                     ------              -----
William C. Egan                        5,000(1)             *
Edward E. Faber                       17,500(2)             *
William J. Hemelt                     58,300(3)             *
Carl J. Johnson                        1,000                *
Edward J. Walsh                        7,500(4)             *
William A. Yuan                       20,071(5)             *
Michael A. Zeher                       7,500(6)             *
                                    --------
All as a group                       116,781              1.2%

----------
* Represents less than 1% of our outstanding common stock.

(1)  Includes options to purchase 5,000 shares at $7.72 per share.
(2) Includes options to purchase 7,500 shares at $14.3125 and 10,000 shares at $9.00.
(3) Includes options to purchase 20,000 shares at $11.75 and 9,000 shares at $13.3125.
(4)  Includes options to purchase 7,500 shares at $14.3125.
(5) Includes options to purchase 10,000 shares at $12.5625 and 10,000 shares at $13.3125.
(6)  Includes options to purchase 7,500 shares at $16.125.

                    SECURITIES AUTHORIZED FOR ISSUANCE UNDER
                            EQUITY COMPENSATION PLANS

     The following table sets forth information as of December 31, 2001 with respect to our compensation plans and individual compensation arrangements under which our equity securities were authorized for issuance to directors, officers, employees, consultants and certain other persons and entities in exchange for the provision to us of goods or services.

                                                                                   NUMBER OF SECURITIES REMAINING
                          NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE EXERCISE     AVAILABLE FOR FUTURE ISSUANCE
                          BE ISSUED UPON EXERCISE        PRICE OF OUTSTANDING         UNDER EQUITY COMPENSATION
                          OF OUTSTANDING OPTIONS,       OPTIONS, WARRANTS AND        PLANS (EXCLUDING SECURITIES
    PLAN CATEGORY           WARRANTS AND RIGHTS                 RIGHTS                REFLECTED IN COLUMN (A))
    -------------           -------------------                 ------                ------------------------
                                    (A)                          (B)                             (C)
Equity compensation
plans approved by
security holders                  335,000                       $10.95                        1,116,750

Equity compensation
plans not approved by
security holders                  319,960                       $11.36                            0

         Total                    654,960                       $11.15                        1,116,750

     The 319,960 securities (all of which are shares of our common stock) referred to in column (a) of the above table were issuable as of December 31, 2001 under the following individual compensation arrangements:

     *    10,000 shares issuable upon exercise of stock options issued to Edward
          E. Faber in September 2000 as board member compensation, with an exercise price of $14.31 per share;

     *    10,000 shares issuable upon exercise of stock options issued to Edward
          J. Walsh in September 2000 as board member compensation, with an exercise price of $14.31 per share;

     * 87,460 shares issuable upon exercise of warrants issued to Fisher Capital Ltd. and Wingate Capital Ltd. in June 1999 in connection with financing activities undertaken by Gum Tech at that time, which warrants have an exercise price of $12.44 per share and expire in June 2002;

     * 60,000 shares issuable upon exercise of warrants issued to C.J.B. Consulting, Inc. and Next Millennium Capital Holdings, LLC in June 1999 in connection with financing activities undertaken by Gum Tech at that time, half of which warrants have an exercise price of $11.70 per share and expire in June 2002 and half of which have an exercise price of $15.00 per share and expire in June 2004;

     * 142,500 shares issuable upon exercise of options issued to three of Gel Tech, L.L.C.'s former principal founders in January 1999, which options have an exercise price of $9.61 per share and expire in January 2004; and

     * 10,000 shares issuable upon exercise of options issued to a former marketing consultant in January 2001 in consideration for his services, which options had an exercise price of $8.88 per share and expired (without being exercised) in January 2002.

                        AGREEMENTS WITH CERTAIN OFFICERS

     We have an employment agreement with Carl J. Johnson, our President and Chief Executive Officer, which became effective in July 2001 when Mr. Johnson first joined Gum Tech. Mr. Johnson's employment agreement provides for a three-year term. At the end of this term, the agreement will automatically renew on an annual basis unless and until we or Mr. Johnson elect not to renew it.

     Mr. Johnson's employment agreement specifies certain financial arrangements that we will provide in the event that Mr. Johnson's employment is terminated without cause, as well as upon certain events involving a change in control of Gum Tech. If we terminate Mr. Johnson without cause or if he voluntarily resigns for certain specified `good reasons', he will be entitled to receive, over a subsequent period equal to one year or the remaining term of the agreement, whichever is longer, semi-monthly payments which, when annualized, would be equal to his annual base salary in effect at the time of his termination, plus an amount equal to the average of the annual incentive bonus payments paid to Mr. Johnson in the two fiscal years preceding the fiscal year in which he was terminated, or if less than two fiscal years have passed, an amount equal to the single annual incentive bonus payment that he had previously received. Mr. Johnson will also be entitled to exercise all unexercised stock options related to his original grant of 75,000 options, whether or not such options have vested at the time of his termination. In the event that Mr. Johnson's employment is terminated in connection with a change in control of Gum Tech, Mr. Johnson will be entitled to the same benefits described above, except that in lieu of an amount equal to his base salary paid over a 12-month or possibly longer term, Mr. Johnson would be entitled to receive a lump sum payment equal to two times his base salary in effect in the fiscal year immediately prior to the fiscal year in which the change of control occurs.

     The agreement contains provisions that restrict Mr. Johnson, during the term of his employment and for a period of one year following his voluntary or involuntary termination, from directly or indirectly competing with Gum Tech or soliciting Gum Tech's employees or customers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 2000, we entered into a five-year consulting agreement with Gary Kehoe, our then (and now former) President and Chief Operating Officer and member of the board of directors. The agreement was designed primarily to ensure continuation of Mr. Kehoe's research and development services, as required by our agreement with Swedish Match AB, in the event of our termination of his employment. The consulting agreement became effective on July 20, 2001 when Mr. Kehoe resigned as an officer of Gum Tech (he resigned as a director on July 19, 2001) in connection with the completion of our sale of substantially all of our chewing gum assets and related business to the Wm. Wrigley Jr. Company. As principal consideration for his services under the consulting agreement, Mr. Kehoe will be entitled to receive $12,500 per month. The agreement also provided for Mr. Kehoe's right to receive 5% of the net income, if any, that we realized from our joint venture with Swedish Match. That joint venture was terminated in November 2001 and we never received any net income from it. Separately, in December 2000, we agreed to loan Mr. Kehoe $150,000. In July 2001, we forgave the loan and accrued interest thereon in connection with the completion of the Wrigley transaction.

     Kenneth R. Waters, a consultant to Gum Tech since April 1998, was elected to the board of directors in November 2000 and resigned from the board on April 10, 2001. During the period that Mr. Waters served on the board, he was paid $10,000 per month for his consulting services. This compensation was in lieu of any compensation that would have been due to him for his service on the board. In July 2001, we paid Mr. Waters $150,000 for additional consulting services relating to strategic matters.

                                 PROPOSAL NO. 2
                                 PLAN OF MERGER

GENERAL

     The board of directors has unanimously approved and recommends adoption of a proposal that we change our state of incorporation from Utah to Delaware. As part of this reincorporation, the board has also approved and recommends a proposal that we change our name to "Matrixx Initiatives, Inc.". These changes will be accomplished by means of a merger of Gum Tech with and into Matrixx Initiatives, Inc. ("Matrixx"), a wholly-owned Delaware subsidiary that we incorporated for the purpose of the reincorporation.

     A copy of the Agreement and Plan of Merger (the "Merger Agreement") between Gum Tech and Matrixx is attached to this Proxy Statement as Appendix B. The merger, including our resulting reincorporation and name change, will become effective at the time we file a Certificate of Merger with the Secretary of State of Delaware (and the Secretary of State accepts the filing). At the effective time of the merger, each share of our common stock that you hold will be converted into one share of common stock, $.001 par value, of Matrixx. As a result, you will automatically become a stockholder of Matrixx and cease to be a stockholder of Gum Tech.

     Matrixx will be governed by the Delaware General Corporation Law and by a new Certificate of Incorporation and Bylaws, which will replace our current Articles of Incorporation and Bylaws. These changes will alter your present rights as a stockholder of Gum Tech. See "How do the charter and bylaw provisions of Gum Tech and Matrixx and the provisions of Delaware and Utah law compare?" below. The text of the Certificate of Incorporation and Bylaws of Matrixx are attached to this Proxy Statement as Appendix C and Appendix D, respectively.

     We anticipate that the merger will become effective as soon as practicable after the Annual Meeting. As a result of the merger, Gum Tech will cease to exist and Matrixx will, to the extent permitted by law, succeed to all of our business, properties, assets, and liabilities. The merger will not result in any material change to our physical location, business, management, assets, liabilities or net worth. Our officers and directors in office immediately before the effective time of the merger will serve in their same capacities as officers and directors of Matrixx after the effective time.

     Under the terms of the Merger Agreement, each option to purchase shares of our common stock that is outstanding immediately before the effective time of the merger will become an option to purchase Matrixx common stock, subject to the same terms and conditions as set forth in the applicable option plan, agreement or board resolution under which such option was granted. All other employee benefit plans and other agreements and arrangements with Gum Tech will be continued by Matrixx upon the same terms and subject to the same conditions.

     As a result of the merger, you may, in some instances, have fewer rights under Delaware law and therefore less protection than you presently have as a Gum Tech stockholder under Utah law. See "How do the charter and bylaw provisions of Gum Tech and Matrixx and the provisions of Delaware and Utah law compare?" and "What are the anti-takeover effects of the Certificate of Incorporation and Bylaws of Matrixx?", each set forth below.

WHAT ARE THE REASONS FOR THE REINCORPORATION AND NAME CHANGE?

     The reincorporation will allow us to be governed by Delaware's comprehensive and flexible corporation law, which is periodically updated and revised to meet changing business needs. The foundation of this law is the Delaware General Corporation Law. Delaware courts have developed considerable expertise in dealing with corporate issues and have developed a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. Delaware law has become widely regarded as the most well-defined body of corporate law in the United States. Delaware has a more highly developed body of case law interpreting its corporate statutes than Utah, giving Delaware corporate law an added measure of predictability that is useful in a judicial system based on precedent. Furthermore, the Delaware court system provides for the relatively expeditious resolution of corporate disputes. Delaware has a specialized Court of Chancery which hears cases involving corporate law and lacks jurisdiction over tort (i.e. civil) or criminal cases Appeals to the Supreme Court of Delaware in important cases can be made and decided relatively rapidly. For these reasons, many corporations throughout the United States have initially chosen Delaware or have subsequently reincorporated in Delaware in a manner similar to our proposal for reincorporation. The board of directors believes the flexibility and predictability provided by Delaware law and the Delaware Courts is not currently available under Utah law. The board believes that the environment provided by Delaware law will enhance our operations, including our ability to obtain equity financing, effect acquisitions and undertake other transactions.

     Following our sale in July 2001 of substantially all of our chewing gum assets and related business to the Wm. Wrigley Jr. Company, we ceased in any meaningful way to be engaged in the chewing gum business. The board of directors has determined that our name should be changed to reflect this change in our business focus. The "Matrixx Initiatives" name was unanimously approved by the board as a name that reflects our current and prospective business focus on the development, production and sale of healthcare products which utilize innovative delivery systems for bioactive compounds, including our principal products, Zicam Cold Remedy and Zicam Allergy Relief.

     For the above reasons, the board of directors has determined that reincorporation in Delaware and the change of our name to "Matrixx Initiatives, Inc." are in the best interests of Gum Tech and our stockholders. Accordingly, the board recommends that you vote FOR the merger.

WILL THE MERGER CAUSE CHANGES TO GUM TECH'S CAPITAL STOCK?

     Presently, our Articles of Incorporation authorize 20,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of April 19, 2002, there were ___________ shares of our common stock issued and outstanding and no shares of our preferred stock issued or outstanding. The Certificate of Incorporation for Matrixx authorizes 30,000,000 shares of common stock, par value $.001 per share, and 2,000,000 shares of preferred stock, $.001 par value per share. Except for one share of common stock of Matrixx issued to Gum Tech in connection with Matrixx's incorporation, which share will be cancelled at the effective time of the merger, neither Gum Tech nor Matrixx will issue any additional shares of stock in connection with the merger. The number of shares of Gum Tech that are issued and outstanding on the effective date of the merger will become the number of shares of Matrixx outstanding immediately after giving effect to the merger. The following is a summary of the rights, privileges and restrictions of Matrixx's common and preferred stock:

MATRIXX COMMON STOCK

     Each holder of Matrixx common stock is entitled to one vote per share on all matters voted on by stockholders, including the election of directors. Except as otherwise required by law or provided in any resolution adopted by the Matrixx board, or as otherwise provided in the Certificate of Incorporation with respect to any class or series of preferred stock of Matrixx that may be issued in the future, the holders of shares of Matrixx common stock exclusively possess all voting power. As with Gum Tech's current Articles of Incorporation, Matrixx's Certificate of Incorporation does not provide for cumulative voting in the election of directors. Subject to any preferential rights of any shares of Matrixx preferred stock that may be issued in the future, the holders of Matrixx common stock are entitled to such dividends as may be declared from time to time by the Matrixx board of directors from funds available therefor, and upon liquidation are entitled to receive pro rata all assets of Matrixx available for distribution to such holders. As is the case with Gum Tech's common stockholders, holders of Matrixx common stock have no preemptive rights with respect to future issuances of shares by Matrixx.

MATRIXX PREFERRED STOCK

     The Matrixx Certificate of Incorporation authorizes the Matrixx board to establish one or more series of preferred stock and to determine, with respect to any such series of preferred stock, its terms and rights, including:

     *    the designation of each series;

     *    the voting powers, if any, associated with each such series;

     * whether dividends, if any, will be cumulative or noncumulative and the dividend rate of each series;

     * the redemption rights and price or prices, if any, for shares of each series; and

     * preferences and other special rights, if any, of shares of each series in the event of any liquidation, dissolution, or distribution of the assets of Matrixx.

     No shares of Matrixx preferred stock are issued or outstanding, nor does the board presently anticipate that any such shares will be issued following the effectiveness of the merger.

HOW IS MY GUM TECH STOCK CONVERTED INTO MATRIXX STOCK?

     After the merger becomes effective, Matrixx will issue a press release announcing that the merger has occurred. At that time, you will cease to be a holder of Gum Tech common stock and you will automatically become a holder of Matrixx common stock. Your shares of Gum Tech common stock will automatically convert into shares of Matrixx common stock on a one-for-one basis.

WILL I NEED TO OBTAIN NEW STOCK CERTIFICATES?

     At the effective time of the merger, each stock certificate representing shares of Gum Tech common stock that were issued and outstanding immediately before such effective time will automatically represent the same number of shares of common stock of Matrixx. Shortly after the completion of the merger, Matrixx will send written notice to all stockholders of record with instructions on how to exchange their Gum Tech stock certificates for Matrixx stock certificates. A stockholder seeking to make this exchange will be subject to normal requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes. Before this exchange occurs, the Gum Tech stock certificates that our stockholders hold as of the effective time of the merger will continue to validly represent the shares of Matrixx common stock that such stockholders acquire as a result of the merger. YOU DO NOT NEED TO EXCHANGE YOUR EXISTING GUM TECH STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MATRIXX UNTIL WE REQUEST THIS EXCHANGE BY SEPARATE WRITTEN NOTICE. Even after we send you this exchange notice, if, for any reason, you fail to exchange your Gum Tech stock certificates for Matrixx stock certificates, your Gum Tech stock certificates will continue to validly represent the shares of Matrixx common stock that were formerly Gum Tech shares evidenced by such certificates.

WILL MY STOCK REMAIN FREELY TRADEABLE?

     After completion of the merger, you may continue to make sales or transfers using Gum Tech stock certificates. As noted above, until you exchange your Gum Tech stock certificates for Matrixx stock certificates, your Gum Tech stock certificates will continue to validly represent the shares of Matrixx stock that were formerly Gum Tech shares evidenced by such certificates.

     Under Rule 145(a) (2) of the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for purposes of the Securities Act. Accordingly, separate registration of shares of common stock of Matrixx will not be required in connection with the merger.

     If you hold shares of Gum Tech that are freely tradable before the effective time of the merger, you will own the same number of freely tradeable shares of Matrixx after the effective time. Similarly, if you hold any securities of Gum Tech with transfer restrictions before the effective time of the merger, you will hold equivalent securities of Matrixx after the effective time with the same transfer restrictions. For purposes of computing the holding period under Rule 144 of the Securities Act, any Matrixx stock that you acquire as a result of the merger will be deemed to have been acquired on the date that you originally acquired the shares of Gum Tech common stock from which your Matrixx stock was converted.

     We anticipate that immediately following the merger, Matrixx's common stock will be listed on the Nasdaq National Market, the automatic quotation system on which Gum Tech's common stock is currently listed. Our press release announcing the effectiveness of the merger will include a reference to the new trading symbol under which Matrixx's common stock will be quoted on Nasdaq. Matrixx will continue to file periodic reports and other required documents with the SEC and provide to its stockholders the same types of information that Gum Tech has previously filed and provided.

CAN THE MERGER BE ABANDONED OR CHANGED?

     As noted above, we anticipate that the merger will become effective as soon as practicable after it is approved at the Annual Meeting. However, the Merger Agreement provides that the merger may be abandoned by our board of directors at any time before the effective time, even if it is approved by our stockholders at the Annual Meeting. In addition, we may amend the Merger Agreement before the effective time, either before or after the receipt of stockholder approval. However, we may not amend the Merger Agreement after we receive stockholder approval if such amendment would alter or change the amount or kind of shares to be received by our stockholders in the merger, alter or change any term of the Certificate of Incorporation of Matrixx or cause any alteration or change that would adversely affect our stockholders.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

     We believe that the merger will be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, you should not recognize any gain or loss by reason of the merger. Each share of Matrixx common stock that you acquire by reason of the merger should have the same tax basis and the same holding period as the equivalent Gum Tech common stock from which such shares of Matrixx common stock were converted, provided that you hold such shares of Gum Tech common stock as a capital asset on the date the merger is effected.

     For federal income tax purposes, neither Gum Tech nor Matrixx will recognize any gain or loss by reason of the merger. Matrixx will generally succeed, without adjustment, to the tax attributes of Gum Tech. However, following the merger, Matrixx will be subject to Delaware franchise tax. There should be no accounting consequences of the merger as Matrixx will succeed to the accounts and accounting methods of Gum Tech.

     Tax provisions are complex and subject to change. This summary is included for general information only and does not purport to be a complete discussion of all of the possible federal tax consequences of the merger. No effort has been made here to summarize the treatment of the merger under the various tax laws of states to which our stockholders are subject. We urge you to consult your own tax advisor as to the specific tax consequences of the merger with respect to the application and effect of your own state, local and foreign income and other tax laws.

WHAT IS THE ACCOUNTING TREATMENT OF THE MERGER?

     In accordance with generally accepted accounting principles, we will account for the merger as a reorganization of entities under common control at historical cost.

ARE THERE ANY REGULATORY APPROVALS REQUIRED FOR THE MERGER?

     No regulatory approvals are required for the merger.

HOW DOES REINCORPORATION AFFECT DIRECTORS AND OFFICERS?

     The board of directors believes that reincorporation under Delaware law will enhance Gum Tech's ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on our behalf. From the perspective of those who serve as corporate officers and directors, Delaware law tends to offer reduced risk and greater certainty and stability than other corporate statutes. While Utah law is very similar to Delaware law in terms of rules governing director reliance, limitation of liability and indemnification of directors and officers and directors' and officers' insurance, it is less well known. (See "How do the charter and bylaw provisions of Gum Tech and Matrixx and the provisions of Delaware and Utah law compare? - Reliance of Directors" and "- Limitation on Liability and Indemnification of Directors and Other Persons").

     To date, we have not experienced difficulty in retaining directors or officers. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, we believe that the better known and comparatively stable corporate environment afforded by Delaware law will enable us to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers. The board believes that Delaware law, like Utah law, strikes an appropriate balance with respect to personal liability of directors and officers, and that reincorporation in Delaware will enhance our ability to recruit and retain directors and officers in the future, while providing appropriate protection for stockholders from possible abuses by directors and officers.

WHAT ARE THE DISADVANTAGES OF REINCORPORATING IN DELAWARE?

     Despite the unanimous belief of our board of directors that reincorporation in Delaware is in the best interests of Gum Tech and our stockholders, Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. For a comparison of stockholders' rights under Delaware and Utah law, see "How do the charter and bylaw provisions of Gum Tech and Matrixx and the provisions of Delaware and Utah law compare?" below.

HOW DO THE CHARTER AND BYLAW PROVISIONS OF GUM TECH AND MATRIXX AND THE PROVISIONS OF DELAWARE AND UTAH LAW COMPARE?

     There are differences in certain respects between the Articles of Incorporation and Bylaws of Gum Tech and the Certificate of Incorporation and Bylaws of Matrixx, and between Utah's Revised Business Corporation Act, which currently governs Gum Tech, and the Delaware General Corporation Law, which currently governs Matrixx and which will govern Matrixx following the merger. References below to Utah law and Delaware law describe such laws as currently in effect. The following summary describes what the board of directors, with the advice of counsel, believes to be the most significant differences and similarities between Gum Tech's and Matrixx's respective charter documents and between Utah law and Delaware law that you should consider. This summary does not purport to be a complete description of such differences and similarities, or to give full effect to the provisions of statutory or common law. You should note that many provisions of Utah's Revised Business Corporation Act and the Delaware General Corporation Law may be subject to differing interpretations, and that those offered in this Proxy Statement may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them Accordingly, this summary is subject to, and qualified in its entirety by, reference to Utah's Revised Business Corporation Act and the Delaware General Corporation Law, and relevant case law, as currently in effect and to the two companies' respective charter documents.

SPECIAL MEETINGS OF STOCKHOLDERS

     Under Utah law, a special meeting of stockholders may be called by:

     *    a corporation's board of directors;

     * the person or persons authorized by the corporation's Bylaws to call a special meeting; or

     * the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting.

     The corporation is required to give notice of the date, time and place of the special meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

     Under Delaware law, stockholders generally do not have the right to call special meetings of stockholders unless such right is granted in a corporation's Certificate of Incorporation or Bylaws. However, if a corporation fails to hold its annual meeting within a period of 30 days after the date designated therefor, or if no date has been designated for a period of 13 months after the corporation's last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a stockholder. Under Delaware law, special meetings may be called only by a majority of a corporation's board of directors or by such persons as may be authorized by a corporation's Certificate of Incorporation or Bylaws. In the case of Matrixx, these persons are the Chairman, the President and the Chief Executive Officer. Matrixx's Certificate of Incorporation and Bylaws do not give stockholders any right to call meetings of stockholders beyond those rights provided under Delaware law, as described above. The Certificate of Incorporation allows for the possibility of such right to be given to holders of preferred stock of Matrixx. However, no preferred stock of Matrixx is presently outstanding nor do we presently contemplate any preferred stock being issued or outstanding following the merger.

STOCKHOLDER CONSENT TO ACTION WITHOUT MEETING

     Under Utah law, unless otherwise provided in a corporation's Articles of Incorporation, any action requiring the vote of a corporation's stockholders may be taken without a meeting and without prior notice by one or more written consents of those stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. As a partial exception to the foregoing, while the election of directors may be undertaken by written consent without a meeting and without prior notice, such election must be by unanimous written consent of all shares entitled to vote for the election of directors. If any stockholder action (other than the election of directors) is by less than unanimous written consent, notice of such action must be provided to the stockholders who did not consent at least 10 days before the consummation of the transaction, action or event authorized by such stockholder action. However, for any Utah corporation that came into existence before July 1, 1992 (of which Gum Tech is one), any action by written consent of stockholders in lieu of a properly noticed meeting must be by unanimous written consent of all stockholders entitled to vote on the matter in question unless and until a resolution providing otherwise is approved either by written consent of all stockholders entitled to vote on such matter or by a resolution passed at a duly convened meeting of stockholders by the same percentage vote that would be necessary to authorize an amendment to the corporation's Articles of Incorporation.

     Under Delaware law, unless otherwise provided in a corporation's Certificate of Incorporation, any action requiring the vote of stockholders, including the removal and election of directors, at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, by the written consent or consents of stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     The Certificate of Incorporation of Matrixx, however, provides that no action required or permitted to be taken at an annual meeting of stockholders or at a special meeting of stockholders may be taken without a meeting if at the time such action is to be taken there are five or more holders of Matrixx's outstanding common stock. The Certificate of Incorporation expressly denies the power of stockholders to consent in writing, without a meeting, to the taking of any action unless at the time of such consent Matrixx has less than five stockholders. This provision will significantly restrict any person or persons who have acquired a number of shares of Matrixx's stock sufficient to approve an action sought to be taken from taking such action by written consent without a meeting of Matrixx's stockholders. This provision has substantially the same effect as the prohibition on action by less-than-unanimous written consent contained in Utah law. This restriction may have the effect of delaying consideration of a stockholder proposal until Matrixx's next annual meeting unless a special meeting is called by the Chairman, the President or the Chief Executive Officer of Matrixx or is requested by a majority of the board of directors of Matrixx. See "What are the anti-takeover effects of the Certificate of Incorporation and Bylaws of Matrixx? - No Stockholder Action by Written Consent; Special Meetings" set forth below.

CUMULATIVE VOTING

     Cumulative voting permits stockholders holding a minority percentage of shares to be able to increase the likelihood of election of one or more members of a corporation's board of directors. Both Utah law and Delaware law permit, but do not require, cumulative voting. As with Gum Tech's current Articles of Incorporation, the Certificate of Incorporation for Matrixx does not provide for cumulative voting rights in the election of directors. Accordingly, the holders of a majority of the voting power of the outstanding shares of Gum Tech's voting stock can now elect all of Gum Tech's directors (as directors are elected by a plurality of the votes cast by the shares entitled to vote), and similarly, the holders of a majority of the voting power of the outstanding shares of Matrixx's voting stock will be able to elect all of Matrixx's directors.

CLASSIFIED BOARD OF DIRECTORS

     Under Utah law, a corporation's Articles of Incorporation may provide for staggering of the terms of the corporation's directors by dividing the total number of directors into two or three groups, with each group containing one-half or one-third of the total, as near as may be. In that event, the terms of directors in the first group expire at the first annual stockholders' meeting after their election, the terms of directors in the second group expire at the second annual stockholders' meeting after their election, and the terms of directors in the third group, if any, expire at the third annual stockholders' meeting after their election. Upon expiration of the initial staggered terms, directors are elected for terms of two years or three years, as the case may be, to succeed those whose terms expire.

     Under Delaware law, a corporation has substantially the same right to adopt a classified board of directors in which directors are staggered among up to three separate classes with terms of not longer than three years. As with Utah law, the terms of the directors in each staggered class expires on the first, second or, if applicable, third annual stockholders' meeting following such directors' election. Unlike Utah, there is no requirement that the classes of directors of a Delaware corporation be of as equal size as possible.

     The board of directors of Gum Tech currently consists of six directors. Gum Tech's Articles of Incorporation do not presently provide for staggered terms of directors. The Certificate of Incorporation of Matrixx provides for a classified board of between three and nine directors with the exact number to be determined by the board from time to time. It is presently anticipated that following the merger, Matrixx's board will consist of six directors, being the same directors as are elected at the Annual Meeting. Matrixx's Certificate of Incorporation provides that Matrixx's directors be divided into three classes and serve for staggered terms. Matrixx's Certificate of Incorporation requires that these three classes contain as nearly equal numbers of directors as is possible. The term of office of the first class of two directors will expire at Matrixx's annual meeting scheduled to take place in 2003. The term of office of the second class of two directors will expire at the subsequent annual meeting of Matrixx scheduled to take place in 2004. The term of office of the third class of two directors will expire at the next subsequent annual meeting of Matrixx scheduled to take place in 2005. See "What are the anti-takeover effects of the Certificate of Incorporation and Bylaws of Matrixx? - Classified Board of Directors."

ELECTION AND REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

     Utah law provides that the election of a corporation's directors will take place at an annual meeting of stockholders. Utah law further provides that a corporation's directors will hold office until the next annual meeting of stockholders (subject to staggering of terms, described above) and until the directors' successors are elected and qualified. Directors of a Utah corporation may be removed by a vote of stockholders, with or without cause unless the corporation's Articles of Incorporation provide that directors can only be removed for cause. Unless a corporation's Articles of Incorporation provide otherwise, vacancies on the corporation's board, including a vacancy resulting from an increase in the number of directors, may be filled by stockholder vote, by a majority vote of the remaining directors or, if the remaining directors constitute less than a quorum of the board, by a majority vote of all directors remaining in office.

     Delaware law provides that the election of directors will take place at an annual or special meeting of stockholders and that such election need not be by written ballot unless a corporation's Bylaws provide otherwise. Delaware law further provides that a corporation's directors hold office for the terms specified in the corporation's Certificate of Incorporation and until their successors have been elected as provided in the Certificate of Incorporation. Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except that:

     * unless a corporation's Certificate of Incorporation otherwise provides, stockholders may remove directors of a corporation with a classified board only for cause; and

     * in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors or, if the corporation has a classified board, at an election of the class of directors of which he or she is a part.

     Unless otherwise provided in a Delaware corporation's Certificate of Incorporation or Bylaws, any vacancy on the corporation's board may be filled by a majority vote of the directors then in office, even if there is less than a quorum, or, if applicable, by the sole remaining director. Any director elected to fill a vacancy will hold office for a term that coincides with the term of the class to which such director is elected.

     The Certificate of Incorporation of Matrixx provides that a director may only be removed by the stockholders for cause, and in such event only at an annual meeting of stockholders or special meeting of stockholders called for such purpose in conformity with Matrixx's Bylaws, and only by the affirmative vote of the holders of 65% of the voting power of all the shares entitled to vote at such meeting. No such prohibition exists in Gum Tech's Articles of Incorporation. It will therefore be more difficult for you as a stockholder to effect the removal of one or more directors of Matrixx following the merger.

QUORUM OF DIRECTORS

     Under Utah law, a quorum of a corporation's board of directors consists of a majority of the fixed number of directors, if the corporation has a fixed board size, or if the corporation's Bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office at the time of commencement of the board meeting for which a quorum is sought. However, the corporation's Articles of Incorporation or Bylaws may establish a higher or lower number of directors to constitute a quorum, provided that in no event may the number be less than one-third of the number of directors described above, as appropriate to the applicable circumstances of the corporation in question.

     Under Delaware law, unless a corporation's Certificate of Incorporation or Bylaws requires a greater or lesser number of directors (but in no event less than one-third of the votes of the entire board or committee in question) for a quorum, a majority of the directors then in office will constitute a quorum.

     Presently, a quorum for the transaction of business at any meeting of Gum Tech's board of directors exists when a majority of Gum Tech's directors in office at the time of such meeting are present at the meeting (in person or by means of telecommunication). Similarly, the Bylaws of Matrixx provide that a quorum for the transaction of business at any meeting of Matrixx's board exists when a majority of Gum Tech's directors in office at the time of such meeting are present at the meeting (in person or by means of telecommunication).

DIVIDENDS

     Under Utah law, subject to any restrictions in its Articles of Incorporation, a corporation's board of directors may authorize, and the corporation may make, distributions to its stockholders. However, no such distribution may be made if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than its total liabilities plus, unless the corporation's Articles of Incorporation provide otherwise, any amounts that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose rights are superior to those receiving the distribution.

     Under Delaware law, subject to any restrictions in its Certificate of Incorporation, a corporation's board of directors may declare and pay dividends either out of the corporation's surplus (being the excess at any time of the net assets of the corporation over the amount of its capital), or if there is no surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year.

SHARE REPURCHASES

     Utah law provides that a corporation may acquire its own shares, and any shares so acquired will constitute authorized but unissued shares. Under Utah law, a corporation cannot acquire its shares if, after giving effect to the acquisition, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than its total liabilities plus, unless the corporation's Articles of Incorporation provide otherwise, any amounts that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose rights are superior to those receiving the distribution. Utah law does not place any restrictions on what source of funds may be used by an acquiring corporation to complete such an acquisition.

     Under Delaware law, a corporation may purchase or redeem shares of its own stock only when its capital is not impaired and such purchase or redemption would not cause any impairment of the capital of the corporation. Notwithstanding the foregoing sentence, a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon their acquisition and the capital of the corporation will be reduced in accordance with Delaware law. Under Delaware law, a corporation may not purchase any of its redeemable shares for more than the price at which they may then be redeemed.

AMENDMENTS TO CHARTER DOCUMENTS

     Under Utah law, a significant amendment to a corporation's Articles of Incorporation requires that first, the corporation's board of directors recommends the amendment to the corporation's stockholders (unless the board determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for this determination to the stockholders), and second, unless Utah law, the corporation's Articles of Incorporation or Bylaws or a resolution of the corporation's board requires a greater number, the amendment must be approved by:

     * a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters' rights,

     * a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits), and

     * a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

     Under Delaware law, an amendment to a corporation's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such amendment. However, if the corporation's Certificate of Incorporation requires the vote of a greater number or proportion of the directors or of the holders of any class of stock than is required by Delaware law with respect to any matter, the provision of the Certificate of Incorporation may not be amended, altered or repealed by a corporation except by such greater vote.

     Amendments to the Matrixx Certificate of Incorporation are generally subject to the above-described majority vote of stockholders, with two exceptions. The Certificate of Incorporation provides that the affirmative vote of the holders of 65% of the voting power of all the shares entitled to vote generally in an election of directors will be required to amend, alter or repeal any provision of Article Eight of the Certificate of Incorporation, which governs the size and classification of the Matrixx board and the sets out the limitations on stockholders' rights to remove Matrixx's directors, or Article Nine of the Certificate of Incorporation, which restricts actions by stockholders without the holding of stockholder meetings and the rights of stockholders to call special meetings. This supermajority vote is presently not required for any amendment to Gum Tech's Articles of Incorporation. As a result, your approval of the merger, which includes the adoption of the Matrixx Certificate of Incorporation, will make it more difficult for you to exercise your rights as a stockholder to seek changes to the constitution of the Matrixx board and to those rules governing stockholder actions.

DISSENTERS' APPRAISAL RIGHTS

     Under Utah law, in the event of certain mergers, share exchanges or sales, leases, exchanges or other dispositions of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business) or any other action or event provided by the corporation's Articles of Incorporation, Bylaws, or board resolution, a stockholder of the corporation, whether or not entitled to vote on such matter, may, by complying with certain procedures, dissent from the action and obtain payment from the corporation of the fair value of his, her or its shares of the corporation. However, unless the Articles of Incorporation or Bylaws of the corporation or a resolution of the board of directors of the corporation provide otherwise, a stockholder is not entitled to dissent and obtain payment for any class or series of shares which either were listed on a national securities exchange or the Nasdaq National Market System, or were held of record by more than 2,000 stockholders at the time of the record date fixed for determining those stockholders entitled to receive notice of the stockholders' meeting at which the proposed corporate action would be put to stockholder vote, the record date fixed for determining those stockholders entitled to sign written consents to the proposed corporate action, or the effective date of the corporate action, if such action is authorized other than by a vote of stockholders. This limitation on the application of dissenter's rights does not apply if, pursuant to the action taken by the corporation that is the subject of the dissent, the dissenting stockholder will receive anything other than:

     * shares of the surviving corporation in a plan of merger or share exchange,

     * shares of a corporation which at the effective date of a plan of merger or share exchange will be listed on a national securities exchange or the Nasdaq National Market System, or will be held of record by more than 2,000 stockholders,

     *    cash in lieu of fractional shares, or

     *    any combination of the foregoing.

     A stockholder entitled to dissent and obtain payment for his, her or its shares under Utah law may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the corporation.

     Under Delaware law, stockholders are entitled to demand appraisal of their shares in the case of mergers or consolidations only. Appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets. Even in the case of mergers or consolidations, appraisal rights are not available:

     * for shares of any class or series which, at the record date fixed for determining the stockholders entitled to receive notice of the meeting of stockholders held to vote on the merger or consolidation, were either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc. (the "NASD"), or held of record by more than 2,000 stockholders; or

     * where in a merger transaction, a vote of the stockholders of the surviving corporation was not required under Delaware law to approve the merger.

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
     Notwithstanding the above-noted exceptions, appraisal rights are available under Delaware law in respect of any class or series of shares if the holders of such shares are required by the terms of the merger or consolidation to accept any consideration other than:

     * shares of stock of the corporation surviving or resulting from the merger or consolidation;

     * shares of stock (or depository receipts in respect thereof) of any other corporation which, as of the effective date of the merger or consolidation, are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or which are held of record by more than 2,000 stockholders;

     *    cash in lieu of fractional shares (or fractional depository receipts);
          or

     *    any combination of the foregoing.

     YOU ARE NOT ENTITLED TO DISSENT FROM ANY OF THE PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING OR TO DEMAND APPRAISAL OF YOUR SHARES AS A RESULT OF THE APPROVAL OF ANY OF THE PROPOSALS.

CONTROL SHARES AND BUSINESS COMBINATIONS

     The Utah Control Shares Acquisitions Act provides, among other things, that, when any person obtains shares (or the power to direct the voting of shares) of an issuing public corporation such that the person's voting power in the election of directors equals or exceeds any of three levels (20%, 33 1/3% or a majority), that person's ability to vote (or to direct the voting of) such "control shares" is conditioned on approval by the holders of a majority of the corporation's shares (voting in voting groups, if applicable), excluding "interested shares". For purposes of this statute, "interested shares" are shares of an issuing public corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation after the applicable record date in the election of directors:

     * an acquiring person or member of a group with respect to a control share acquisition,

     *    any officer of the issuing public corporation, or

     * any employee of the issuing public corporation who is also a director of the corporation.

     Stockholder approval may occur at the next annual meeting of stockholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of stockholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the corporation's Articles of Incorporation or Bylaws, the corporation may redeem "control shares" at the fair market value thereof if the acquiring person fails to file an "acquiring person statement" or if the stockholders do not grant voting rights to the control shares. If the stockholders grant voting rights to the control shares, and if the acquiring person obtains a majority of the corporation's voting power, stockholders may be entitled to dissenters' rights under Utah law. An acquisition of shares does not constitute a control share acquisition if:

     * the corporation's Articles of Incorporation or Bylaws provide that the Utah Control Shares Acquisitions Act does not apply;

     * the issuing public corporation is a party to the acquisition that is consummated pursuant to a merger in accordance with Utah law; or

     *    under certain other specified circumstances.

     Gum Tech's Articles of Incorporation currently provide that the Utah Control Shares Acquisitions Act does not apply to control share acquisitions of shares of Gum Tech.

     Section 203 of the Delaware General Corporation Law provides that, subject to certain specified exceptions, a corporation may not engage in any "business combination" (as defined below) with any "interested stockholder" (as defined below) for a three-year period following the date that such stockholder becomes an interested stockholder, unless:

     * before such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

     * upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares); or

     * on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

     Generally, for purposes of Delaware law, an "interested stockholder" is a person or group that directly or indirectly, controls 15% or more of the corporation's outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. A "business combination" under Delaware law includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 10% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, and certain transactions that would increase the interested stockholders' proportionate share ownership in the board of directors before the date the interested stockholder became an interested stockholder.

     The above-described restriction on business combinations does not apply in certain cases, including where:

     * the corporation's original Certificate of Incorporation contains a provision expressly electing not to be governed by these restrictions, or the corporation's stockholders vote to amend the corporation's Certificate of Incorporation or Bylaws so as to expressly elect not to be governed by these restrictions (except that such an amendment will not be effective until 12 months after its adoption and will not apply to any business combination between such corporation and any person who becomes an interested stockholder on or before such adoption);

     * the corporation does not have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on Nasdaq, or (iii) held by more than 2,000 stockholders, unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder; or

     * a person becomes an interested stockholder inadvertently and (i) as soon as practicable, divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder, and
          (ii) would not, at any time within the three-year period immediately before the business combination between the corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership.

     The Certificate of Incorporation of Matrixx does not exclude Matrixx from the foregoing provisions of Delaware law. Based on this fact and on the fact that Matrixx's common stock will be authorized for quotation on Nasdaq following the merger, these provisions of Delaware law will in most cases apply to Matrixx.

RELIANCE BY DIRECTORS

     Under Delaware law, a member of the board of directors of a corporation or a member of any committee designed by the board of directors will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports, or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation. Utah law is substantially similar to Delaware law in this regard.

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OTHER PERSONS

     Utah law and Delaware law are substantially the same with regard to limitations on liability of directors. Delaware law permits a corporation to include in its Certificate of Incorporation a provision eliminating or limiting a director's personal liability to the corporation or its stockholders, as the case may be, for monetary damages for breaches of fiduciary duty as a director. Delaware law provides, however, that director liability may not be eliminated or limited for:

     * any breach of a director's duty of loyalty to the corporation or its stockholders;

     * acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law;

     * the unlawful purchase or redemption of stock or payment of unlawful dividends; or

     * any transaction in which a director has received an improper personal benefit.

     Utah law, while similar to Delaware law, is somewhat broader in permitting a corporation to include in its Articles of Incorporation a provision eliminating or limiting a director's personal liability to the corporation or its stockholders, as the case may be, for monetary damages for any action taken or any failure to take any action as a director of the corporation. Utah law provides, however, that director liability may not be eliminated or limited for:

     * the amount of any financial benefit received by a director to which he or she is not entitled;

     *    intentional infliction of harm on the corporation or its stockholders;

     *    unlawful distributions made to the corporation's stockholders; or

     *    any intentional violation of criminal law.

     Both Utah law and Delaware law further provide that any such provision that eliminates or limits a director's liability will not apply in respect of any act or omission by a director that occurs before the date when such provision became effective.

     Both Utah law and Delaware law permit a corporation to indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation in such capacity against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Both statutory regimes also permit a corporation to advance expenses (including attorney's fees) incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if:

     * in the case of Utah law, (i) that person provides a written affirmation of his or her good faith belief that he or she acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful, and a written undertaking to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification, and (ii) the corporation determines under the facts then known that indemnification would not be precluded; and

     * in the case of Delaware law, that person provides the corporation with a written undertaking to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification.

     Both Utah law and Delaware law similarly permit a corporation to purchase and maintain liability insurance on behalf of any person who was:

     * in the case of Utah law, a director, officer, employee, fiduciary or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation or other person; or

     * in the case of Delaware law, a director, officer, employee or agent of the corporation, or is or was serving at the request of another corporation, partnership, joint venture, trust or other enterprise, in either such case against any liability asserted against and incurred by such person in such capacity, or arising out of such person's status as such, whether or not the corporation would have the statutory power to indemnify such person against such liability.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

     Utah law provides that every director who is in any way, directly or indirectly, interested in a proposed contract or transaction with a corporation is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transaction unless such person:

     * disclosed his or her interest at the meeting of directors where the proposed transaction was first considered, and, after his or her disclosure, the transaction was approved by a majority of the disinterested directors,

     * disclosed his or her interest before a meeting or written consent of stockholders and, after his or her disclosure, the transaction was approved by disinterested holders of a majority of shares entitled to vote on the matter; or

     *    can show that the contract or transaction was fair to the corporation.

     Under Delaware law, contracts or transactions in which a director or officer of a corporation is financially interested are not automatically void or voidable, if approved by the corporation's stockholders or the directors under substantially the same circumstances as in Utah. Approval by the stockholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

WHAT ARE THE ANTI-TAKEOVER EFFECTS OF THE CERTIFICATE OF INCORPORATION AND BYLAWS OF MATRIXX?

     The Matrixx Certificate of Incorporation and Bylaws contain certain provisions that replicate existing provisions of Gum Tech's Articles of Incorporation and Bylaws. Many of these provisions, which currently apply to Gum Tech, could make more difficult the acquisition of Matrixx by means of a tender offer, a proxy contest or otherwise. The description below is intended as a summary only and is qualified in its entirety by reference to the complete forms of Matrixx's Certificate of Incorporation and Bylaws, which are attached to this Proxy Statement as Appendix C and Appendix D, respectively.

CLASSIFIED BOARD OF DIRECTORS

     Unlike the current Articles of Incorporation and Bylaws of Gum Tech, the Matrixx Certificate of Incorporation and Bylaws provide that Matrixx's board of directors will be divided into three classes of directors, with the classes to be as nearly equal in number as possible. Classification of the directors of Matrixx will have the effect of making it more difficult for stockholders to change the composition of Matrixx's board. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of Matrixx's board of directors. Such a delay may help ensure that Matrixx's directors, if confronted by a stockholder attempting to force a proxy contest, a tender or exchange offer, or an extraordinary corporate transaction, would have sufficient time to review the proposal as well as any available alternatives to the proposal and to act in what they believe to be the best interest of the stockholders. The classification provisions will apply to every election of directors, regardless of whether a change in the composition of the Matrixx board would be beneficial to Matrixx and its stockholders and whether or not a majority of Matrixx's stockholders believe that such a change would be desirable.

     The classification provisions could also have the effect of discouraging a third party from initiating a proxy contest, making a tender offer or otherwise attempting to obtain control of Matrixx, even though such an attempt might be beneficial to Matrixx and its stockholders. The classification of the Matrixx board may therefore increase the likelihood that incumbent directors will retain their positions. In addition, because the classification provisions may discourage accumulations of large blocks of Matrixx's stock by purchasers whose objective is to take control of Matrixx and remove a majority of the Matrixx board, the classification of the Matrixx board could tend to reduce the likelihood of fluctuations in the market price of the Matrixx common stock that might result from accumulations of large blocks of stock. Accordingly, you could be deprived of certain opportunities to sell your Matrixx stock at a higher market price than might otherwise be the case.

NUMBER OF DIRECTORS; FILLING VACANCIES; REMOVAL

     Gum Tech's current Articles of Incorporation provide that the number of directors, which may not be less than three, will be fixed from time to time by Gum Tech's Bylaws. Gum Tech's Bylaws are subject to amendment by Gum Tech's board of directors. While of similar effect, the Matrixx Certificate of Incorporation provides more directly that the number of directors will be determined by resolutions adopted by a majority of the board then in office, provided that such number of directors may not be less than three and not more than nine. The board of directors of Gum Tech currently consists of six directors and will not change as a result of the merger when the board becomes the board of Matrixx. As is the present case with Gum Tech, any vacancy on the Matrixx board that results from an increase in the number of directors may be filled by a majority of the remaining directors. Hence, as is the present case with Gum Tech, the Matrixx board could prevent any stockholder from enlarging the Matrixx board and filling the new directorships with such stockholder's own nominees.

     Also, because the directors are serving on a classified board and the Matrixx Certificate does not provide otherwise, they may only be removed by the stockholders for cause. See "How do the charter and bylaw provisions of Gum Tech and Matrixx and the provisions of Delaware and Utah law compare? - Staggered Directors' Terms" and "-Election and Removal of Directors and Filling of Vacancies".

NO STOCKHOLDER ACTION BY WRITTEN CONSENT; SPECIAL MEETINGS

     The Certificate of Incorporation of Matrixx provides that stockholder action can be taken only at an annual or special meeting of stockholders and prohibits stockholder action by written consent in lieu of a meeting unless there are less than five holders of Matrixx's common stock at the time that such action is proposed. The Bylaws of Matrixx provide that special meetings of stockholders can be called only by the Chairman of the board of directors, the President or the Chief Executive Officer or by a resolution adopted by a majority of the board. Stockholders of Matrixx are not permitted to call a special meeting or to require that the Matrixx board call a special meeting of stockholders. Moreover, the business permitted to be conducted at any special meeting of stockholders will be limited to the business brought before the meeting pursuant to the notice of meeting given by Matrixx.

     These provisions of the Certificate of Incorporation of Matrixx are intended to prevent the holders of a majority of the voting power of Matrixx's stock from unilaterally using the written consent procedure to take stockholder action by written consent without a meeting of stockholders to consider the action. Under these provisions, a stockholder could not force stockholder consideration of a proposal over the opposition of the Chairman, the President, the Chief Executive Officer and the Matrixx board by calling a special meeting of stockholders before the time the Chairman, the President, the Chief Executive Officer or a majority of the board believes such consideration to be appropriate. The net effect of these provisions is that they will delay consideration of a stockholder proposal until the next annual meeting unless a special meeting in respect of such proposal is called by the Chairman, the President or the Chief Executive Officer of Matrixx or at the request of a majority of the Matrixx board.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS

     Unlike Gum Tech's Bylaws which are silent on the matter, Matrixx's Bylaws establish advance notice procedures for stockholders to make nominations of candidates for election as directors, or to bring other business before an annual meeting of stockholders of Matrixx. The stockholder notice procedures provide that only persons who are nominated by, or at the direction of, the Matrixx board or by a stockholder who has given timely written notice to the Secretary of Matrixx before the meeting at which directors are to be elected will be eligible for election as directors of Matrixx. The stockholder notice procedures provide that at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, the Chairman of Matrixx or the Matrixx board or by a stockholder who has given timely written notice to the Secretary of Matrixx of such stockholder's intention to bring such business before such meeting.

     Under the stockholder notice procedures, for notice of stockholder nominations to be made at an annual meeting or special meeting to be timely, such notice must be received by Matrixx not earlier than 120 days and not later than 90 days before the anniversary date of the immediately preceding annual meeting (or if the date of the annual meeting is not within 30 days before or after such anniversary date, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting, whichever first occurs). In the case of a special meeting of stockholders called for the purpose of electing directors or considering proposals for other business, notice under the stockholder notice procedures must be received not later than the seventh day following the day on which notice of the date of the special meeting was mailed.

     Under the Stockholder notice procedures, a stockholder's notice to Matrixx proposing to nominate a person for election as a director at an annual or special meeting must contain the following information:

     *    the name and address of the nominating stockholder;

     * a representation that the nominating stockholder (i) is a record holder of Matrixx stock, entitled to vote at the meeting at which such stockholder's nominee or nominees are to be nominated and voted on, and (ii) intends to appear at the meeting, in person or by proxy, to nominate the individual or individuals specified in such notice;

     * a statement as to the number of shares of Matrixx stock owned beneficially or of record by such stockholder and each of such stockholder's intended nominees;

     * a description of all arrangements or understandings between such stockholder, the individual or individuals to be nominated by such stockholder and any other person or persons (including their names) pursuant to which such nominations are to be made by such stockholder;

     * such other information regarding each intended nominee that would be required by the SEC to be included in a proxy statement soliciting proxies for nominees if such nominees were to be nominated by the board of directors of Matrixx; and

     * the consent of each nominee to serve as a director of Matrixx, if so elected.

     Under the stockholder notice procedures, a stockholder's notice relating to the conduct of business at an annual or special meeting, other than the nomination of directors, must contain, as to each matter such stockholder proposes to bring before the meeting:

     * a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

     *    the name and record address of such stockholder;

     * the class or series and number of shares of capital stock of Matrixx that are owned beneficially or of record by such stockholder;

     * a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and

     * a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.

     If the Chairman of the board or other officer presiding at a meeting determines that a person was not nominated, or other business was not brought before the meeting in accordance with the stockholder notice procedures, then, as the case may be, such person will not be eligible for election as a director and such business will not be conducted at such meeting.

     By requiring advance notice of nominations by stockholders, the stockholder notice procedures will afford the Matrixx board of directors an opportunity to consider the qualifications of proposed nominees and, to the extent deemed necessary or desirable by the Matrixx board, to inform stockholders about such qualifications. By requiring advance notice of other proposed business, the stockholder notice procedures will also provide an orderly procedure for conducting annual meetings of stockholders. This includes, to the extent deemed necessary or desirable by the Matrixx board, the ability to inform stockholders, before such meetings, of any business proposed to be conducted at such meetings, together with any recommendations that the Matrixx board may wish to make regarding action to be taken with respect to such business, so that stockholders can decide whether to attend such a meeting or to grant a proxy regarding the disposition of any such business.

     The Bylaws of Matrixx do not give the Matrixx board any power to approve or disapprove stockholder nominations for the election of directors or appropriate proposals for action if the proper stockholder notice procedures are followed and if the proposal is proper for stockholder action under Delaware law. However, the stockholder notice procedures may have the effect of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Matrixx and its stockholders.

PREFERRED STOCK

     Gum Tech's Articles of Incorporation and Matrixx's Certificate of Incorporation each authorize their board to issue preferred stock in series with such terms as such board may designate. As described above, Matrixx's Certificate of Incorporation authorizes the Matrixx board to establish one or more series of preferred stock and to determine, with respect to any such series, its terms and rights, including rights with respect to voting, dividends, redemption and other preferences and special rights in the event of any liquidation, dissolution, or distribution of the assets of Matrixx.

     As is presently the case with Gum Tech, the ability of the Matrixx board to issue one or more series of preferred stock will provide Matrixx with flexibility in structuring potential future financings and acquisitions, and in meeting other corporate needs which might arise. The authorized shares of Matrixx preferred stock, as well as shares of Matrixx common stock, will be available for issuance without further action by Matrixx's stockholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which Matrixx's securities may be listed or traded. Nasdaq currently requires stockholder approval as a prerequisite to listing shares in several instances, including where the present or potential issuance of securities could result in an increase in the number of shares of common stock, or in the amount of voting securities outstanding of at least 20%.

If the approval of Matrixx's stockholders is not required for the issuance of shares of Matrixx preferred stock or Matrixx common stock, the Matrixx board may not seek stockholder approval.

     Although the Matrixx board has no intention at the present time of doing so, it could issue a series of Matrixx preferred stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. The Matrixx board will make any determination to issue such shares based on its judgment as to the best interests of Matrixx and its stockholders. The Matrixx board, in so acting, could issue Matrixx preferred stock having terms that could discourage an acquisition attempt through which an acquiror may be able to change the composition of the Matrixx board, including a tender offer or other transaction that some, or a majority, of Matrixx's stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then current market price of such stock. As is currently the case with Gum Tech, the board of directors of Matrixx may consider making other changes to Matrixx's Certificate of Incorporation and Bylaws that may have anti-takeover effects, including the institution of a stockholder rights plan. Although no decision has been made in this regard, if such action is taken, Matrixx preferred stock could be used to implement such a plan.

ANTI-TAKEOVER LEGISLATION

     Please refer to the disclosure regarding treatment under Section 203 of the Delaware General Corporation Law of business combinations with interested stockholders under "How do the charter and bylaw provisions of Gum Tech and Matrixx and the provisions of Delaware and Utah law compare - Control Shares and Business Combinations."

     Under certain circumstances, Section 203 of the Delaware General Corporation Law makes it more difficult for a person who would be an "interested stockholder" to effect various business combinations with a corporation for a three-year period. While stockholders may elect to exclude their corporation from the restrictions imposed under Section 203, the Certificate of Incorporation of Matrixx does not contain this exclusion. The provisions of
Section 203 may encourage a company or other person interested in acquiring Matrixx to negotiate the acquisition in advance with the Matrixx board. This is because if a majority of the directors of Matrixx then in office approve either a transaction which results in the company or other person becoming an interested stockholder or a business combination with such interested stockholder, in each such case before the date on which such company or person becomes an interested stockholder, there would be no requirements to obtain Matrixx stockholder approval of the business combination with such company or other person.

WHAT IS THE VOTE REQUIRED FOR APPROVAL OF THE PLAN OF MERGER AND WHAT DOES GUM TECH'S BOARD RECOMMEND?

     The plan of merger, which includes a change in our state of incorporation to Delaware and a change in name to "Matrixx Initiatives, Inc.", is subject to the approval of the holders of a majority of our outstanding shares of common stock. A vote approving the plan of merger will constitute specific approval of the Merger Agreement and related matters, including adoption of the Matrixx Certificate of Incorporation and Bylaws.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            A VOTE "FOR" APPROVAL OF PROPOSAL 2, THE PLAN OF MERGER.

                                PERFORMANCE GRAPH

     The following line graph compares the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total stockholder return of the Nasdaq Stock Market Index and the Russell 2000 Growth Index. The comparisons utilize an investment of $100 on December 31, 1996, the last date of the year in which our common stock first started trading on the Nasdaq National Market.

                                    [GRAPH]

                                PERFORMANCE TABLE

  DATE               GUM TECH         NASDAQ           RUSSELL 2000 GROWTH
  ----               --------         ------           -------------------
12/31/96              100.00          100.00                 100.00
12/31/97              110.11          122.48                 112.46
12/31/98              125.45          172.68                 113.36
12/31/99              261.01          320.89                 161.55
12/29/00              110.11          193.01                 124.92
12/31/01              112.56          153.15                 112.99

     The Nasdaq Stock Market Index comprises all domestic shares traded on the Nasdaq National Market and the Nasdaq SmallCap Market, excluding preferreds, rights and warrants. The Russell 2000 Growth Index is a growth industry index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index with the highest, proportionately weighted, growth characteristics including higher price-to-book ratios and forecasted growth values.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accounting firm utilized by Gum Tech during the fiscal year ended December 31, 2001, was Angell & Deering. We presently contemplate that Angell & Deering will be retained as our principal accounting firm throughout the fiscal year ending December 31, 2002. We anticipate that a representative of Angell & Deering will attend the Annual Meeting for the purpose of responding to appropriate questions. The representative will also be afforded an opportunity to make a statement if he so desires.

     The following table shows the fees paid or accrued by Gum Tech for the audit and other services provided by the Auditors for the fiscal year ended December 31, 2001:

     Audit fees for the year ended December 31, 2001 and
     fees for the review of financial statements included in
     quarterly 2001 reports on Form 10-Q:                               $ 64,320

     Fees for financial information system design and implementation:   $   0.00

     Other services:(1)                                                 $101,308
                                                                        --------
     Total:                                                             $165,628
                                                                        ========

----------
(1) Includes accounting and financial reporting services related to the sale of Gum Tech's chewing gum operations to Wm. Wrigley Jr. Company and the acquisition by Gum Tech of the remaining 40% interest in Gel Tech, L.L.C.

     The Audit Committee has considered whether the provisions of the non-audit services referred to in the "Other services" portion of the above table (including the footnote thereto) are compatible with maintaining the independence of the Auditors.

                            PROPOSALS BY STOCKHOLDERS

     Any stockholder desiring to have a proposal included in our proxy statement for our 2003 annual meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of
1934) to our principal executive offices not later than December 31, 2002.

                           OTHER MATTERS; ADJOURNMENTS

     Our board of directors is not presently aware of any matter to be presented at the Annual Meeting other than those described in this Proxy Statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote such proxy card on such matters in accordance with their judgment.

     We may adjourn the Annual Meeting for certain reasons, including the need to solicit additional proxies. Any adjournment may be made from time to time without further notice other than by an announcement made at the Annual Meeting.

                                  ANNUAL REPORT

     A copy of our 2001 Annual Report to Stockholders which includes our financial statements for the fiscal year ended December 31, 2001, was mailed with this Notice and Proxy Statement on or about April 30, 2002 to all stockholders of record on the record date. We will provide our complete Annual Report on Form 10-K at no charge to any requesting person.


                              GUM TECH INTERNATIONAL, INC.



                              William J. Hemelt
                              Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Phoenix, Arizona
April 30, 2002

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
                                   APPENDIX A

                           GUMTECH INTERNATIONAL, INC.
                             AUDIT COMMITTEE CHARTER


ORGANIZATION

The Audit Committee shall be composed of directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between directors, the independent auditors, and the financial management of the Corporation.

RESPONSIBILITIES

1. Review and recommend for approval to the Board of Directors, the selection, compensation, and discharge of the independent auditors of the Corporation.

2. Confirm and assure the independence of the independent auditor, including a review of management consulting services and related fees provided by the independent auditor.

3. Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations.

4. Inquire of management and the independent auditor about significant risks or exposures to the Corporation, and assess the steps management has taken to minimize these risks.

5. Review the financial statements contained in the (annual Form 10-K filing with the SEC and in the) annual report to shareholders and, if appropriate, recommend approval to the Board of Directors. Determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to shareholders and review any changes in accounting principles.

6. Meet with the independent auditors, without members of management present, to discuss the independent auditors' evaluation of the Corporation's financial and accounting systems and processes, including internal controls, and the cooperation that the independent auditors received during the course of the audit.

7. Annually review this Audit Committee Charter and, if appropriate, recommend changes to the Board of Directors.

MANAGEMENT RESPONSIBILITIES

1. Provide the Audit Committee with the necessary resources to discharge the duties and responsibilities assigned to the Committee by the Board of Directors.

2. Provide the Audit Committee prompt and unrestricted access to all relevant financial and operational information.

3. Provide staff support to the Audit Committee and, when requested, retain outside services for the Committee, including consultants.

                                   APPENDIX B

                          AGREEMENT AND PLAN OF MERGER


     This AGREEMENT AND PLAN OF MERGER (this "AGREEMENT") is made as of June __, 2002, by and among Gum Tech International, Inc., a Utah corporation ("GUM TECH") and Matrixx Initiatives, Inc., a Delaware corporation ("MATRIXX").

                                   BACKGROUND

     Gum Tech is a corporation duly organized and existing under the laws of the State of Utah and Matrixx is a corporation duly organized and existing under the laws of the State of Delaware.

     The authorized capital stock of Gum Tech is (i) 20,000,000 shares of common stock, without par value ("GUM TECH COMMON STOCK"), of which _______ shares are issued and outstanding as of _______, 2002, and (ii) 1,000,000 shares of preferred stock, without par value ("GUM TECH PREFERRED STOCK"), of which no shares are issued or outstanding.

     The authorized capital stock of Matrixx is (i) 30,000,000 shares of common stock, $.001 par value ("MATRIXX COMMON STOCK"), of which one share is issued and outstanding and held by Gum Tech, and (ii) 2,000,000 shares of preferred stock $.001 par value ("MATRIXX PREFERRED STOCK"), of which no shares are issued or outstanding.

     The respective boards of directors of Gum Tech and Matrixx deem it advisable and in the best interests of their respective corporations and stockholders that Gum Tech be merged with and into Matrixx, with Matrixx being the surviving corporation (the "MERGER").

     The respective Boards of Directors of Gum Tech and Matrixx have approved this Agreement by resolutions duly adopted by them in accordance with the laws of their respective jurisdictions of incorporation.

     Gum Tech and Matrixx wish to effect the Merger as a plan of reorganization in accordance with the provisions of Section 368 (a) (1) (F) of the Internal Revenue Code of 1986, as amended (the "CODE").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and in accordance with applicable law, the parties hereto agree as follows:

                                   ARTICLE I

                                     MERGER

     1.01 MERGER; SURVIVING CORPORATION.

          (a) The effective time of the Merger (the "EFFECTIVE TIME") will occur at the latest of (i) the time and date that stockholders of each of Gum Tech and Matrixx approve this Agreement and the Merger, (ii) the time and date that a Certificate of Merger is duly filed with the Secretary of State of Delaware with respect to the Merger or such later date and time as is set forth therein, and (iii) the time and date that Articles of Merger are duly filed with the Utah Division of Corporations and Commercial Code with respect to the Merger or such later date and time as is set forth therein.

          (b) At the Effective Time, Gum Tech will be merged with and into Matrixx, with Matrixx being the surviving corporation of the Merger. At the Effective Time, the corporate existence of Gum Tech will cease and Matrixx will succeed to all of the business, properties, assets, and liabilities of Gum Tech and Matrixx.

     1.02 CERTIFICATE OF INCORPORATION AND BYLAWS.

          (a) From and after the Effective Time, the Certificate of Incorporation of Matrixx, as in effect immediately before the Effective Time, will be the Certificate of Incorporation of Matrixx, until altered, amended, or repealed in accordance with the laws of the State of Delaware.

          (b) From and after the Effective Time, the Bylaws of Matrixx, as in effect immediately before the Effective Time, will be the Bylaws of Matrixx, until altered, amended, or repealed in accordance with the laws of the State of Delaware.

     1.03 DIRECTORS AND OFFICERS.

          (a) The number of directors of Gum Tech immediately before the Effective Time will be the number of directors of Matrixx from and after the Effective Time until such number is altered in accordance with the laws of the State of Delaware. The directors of Gum Tech immediately before the Effective Time will be the directors of Matrixx from and after the Effective Time and will hold office from and after the Effective Time in accordance with the Bylaws of Matrixx until their respective successors are duly appointed or elected and qualified.

          (b) The officers of Gum Tech immediately before the Effective Time will be the officers of Matrixx from and after the Effective Time and will hold the same offices from and after the Effective Time in accordance with the Bylaws of Matrixx until their respective successors are duly appointed or elected and qualified.

     1.04 TERMS OF MERGER.

          (a) At the Effective Time, the shares of capital stock of Gum Tech will be converted into shares of capital stock of Matrixx as follows:

               (i) each share of Gum Tech common stock issued and outstanding immediately before the Effective Time will, automatically and without further act of Gum Tech, Matrixx, or any holder thereof, be extinguished and converted into one issued and outstanding and fully paid and non-assessable share of Matrixx common stock subject to the same terms, conditions, and restrictions, if any, as existed immediately before the Effective Time; and

               (ii) any share of Gum Tech common stock held in the treasury immediately before the Effective Time will, automatically and without further act of Gum Tech or Matrixx, be extinguished and converted into one fully paid and nonassessable share of Matrixx common stock to be held in the treasury of Matrixx subject to the same terms, conditions, and restrictions, if any, as existed immediately before the Effective Time.

          (b) Each person who, as a result of the Merger, holds one or more certificates representing one or more shares of Gum Tech common stock may surrender any such certificate to Matrixx, and, upon such surrender, Matrixx will, within a reasonable time, deliver to such person, in substitution and exchange therefor, one or more certificates evidencing the number of shares of Matrixx common stock, that such person is entitled to receive in accordance with the terms of this Agreement, in substitution for the number of shares of Gum Tech common stock represented by each certificate so surrendered; provided, however, that no such holder will be required to surrender any such certificate until such certificate otherwise would be surrendered for transfer on the books of the issuing corporation in the ordinary course of business.

          (c) At the Effective Time, all of the shares of capital stock of Matrixx issued or outstanding immediately before the Effective Time will, automatically and without further act of Gum Tech, Matrixx, or any holder thereof, be cancelled and cease to exist, without any consideration being payable therefor.

          (d) At the Effective Time, each option, warrant or other right to purchase shares of Gum Tech common stock outstanding immediately before the Effective Time will, automatically and without further act of Gum Tech, Matrixx, or any holder thereof, become an option, warrant or other right (as applicable) to purchase shares of Matrixx common stock, subject to the same terms and conditions and at the same option price applicable to such option, warrant or other right immediately before the Effective Time.

                                   ARTICLE II

                                  MISCELLANEOUS

     2.01 CONSENT TO SERVICE OF PROCESS. Matrixx hereby consents and agrees, effective as of the Effective Time, to be sued and served with process in the State of Utah in any proceeding for the enforcement of any obligations of Gum Tech and in any proceeding for the enforcement of the rights, if any, of a dissenting stockholder of Gum Tech against Matrixx. Matrixx hereby irrevocably appoints the Utah Division of Corporations and Commercial Code as its agent to accept service of process in any such proceeding from and after the Effective Time.

     2.02 ACCOUNTING MATTERS. Except as herein provided with respect to the cancellation of the outstanding shares of Gum Tech, the assets, liabilities, reserves, and accounts of Gum Tech and Matrixx will be taken up or continued on the books of Matrixx in the respective amounts at which such assets, liabilities, reserves, and accounts have been carried on the books of Gum Tech and Matrixx immediately before the Effective Time, subject to such adjustments, and such elimination of intercompany items, as may be appropriate to give effect to the Merger.

     2.03 EXPENSES OF MERGER. From and after the Effective Time, Matrixx will pay all unpaid expenses of carrying this Agreement into effect and accomplishing the Merger.

     2.04 FURTHER ASSURANCES. If, at any time from and after the Effective Time, Matrixx believes or is advised that any further assignment or assurance in law is necessary or desirable to vest in Matrixx the title to any property or rights of Gum Tech, the proper officers of Matrixx are hereby authorized, in the name of Gum Tech or otherwise, to execute and make all such proper assignments and assurances in law, and to do all other things necessary or proper to vest such property or rights in Matrixx and otherwise to carry out the purposes of this Agreement.

     2.05 APPROVAL. This Agreement will be submitted for approval by the holders of Gum Tech common stock at an annual or special meeting of stockholders, and this Agreement constitutes the approval thereof by written consent of Gum Tech in its capacity as sole stockholder of Matrixx.

     2.06 TERMINATION AND ABANDONMENT. At any time before the Effective Time and for any reason, this Agreement may be terminated and abandoned by the board of directors of Gum Tech, notwithstanding approval of this Agreement by the stockholders of Gum Tech and Matrixx. Upon any such termination, this Agreement will become null and void and have no force or effect, without any liability to any person on the part of Gum Tech or Matrixx or their respective stockholders, directors, or officers.

     2.07 AMENDMENT. At any time before the Effective Time and for any reason, this Agreement may be amended, notwithstanding approval of this agreement by the stockholders of Gum Tech or Matrixx, by an agreement in writing executed in the same manner as this Agreement; provided, however, that after approval of this Agreement by the stockholders of Gum Tech, this Agreement may not be amended, without such further approval as is required by law, to the extent that such amendment would (i) alter or change the amount or kind of shares to be received by the stockholders of Matrixx or Gum Tech in the Merger, (ii) alter or change any term of the Certificate of Incorporation of Matrixx, or (iii) effect any alteration or change that would adversely affect the stockholders of Gum Tech or Matrixx.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.



                                        GUM TECH INTERNATIONAL, INC., a Utah
                                        corporation


Attest:

By:                                     By:
   -------------------------------         -------------------------------------
   Secretary                               President



                                        MATRIXX INITIATIVES, INC., a Delaware
                                        corporation


Attest:

By:                                     By:
   -------------------------------         -------------------------------------
     Secretary                             President

                                   APPENDIX C

                          CERTIFICATE OF INCORPORATION
                                       OF
                            MATRIXX INITIATIVES, INC.

                                   ARTICLE ONE

     The name of the Corporation is Matrixx Initiatives, Inc.

                                   ARTICLE TWO

     The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE THREE

     The name and mailing address of the incorporator is William J. Hemelt, 2375 East Camelback Road, Suite 500, Phoenix, Arizona 85016.


                                  ARTICLE FOUR

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE FIVE

     A. The Corporation is authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock that the Corporation has authority to issue is 30,000,000 and each of these shares has a par value of $.001. The total number of shares of Preferred Stock that the Corporation has the authority to issue is 2,000,000 and each of these shares has a par value of $.001.

     B. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors of the Corporation, each of said series to be distinctly designated. The voting powers, preferences and relative, participating, optional, and other special rights, and the qualifications, limitations, or restrictions thereof, if any, of each such series may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences, and relative, participating, optional, and other special rights, and the qualifications, limitations, and restrictions thereof, of each such series to the fullest extent permitted by law.

                                   ARTICLE SIX

     The Board of Directors of the Corporation shall have the power to adopt, amend, and repeal any or all of the Bylaws of the Corporation.

                                  ARTICLE SEVEN

     Election of members to the Board of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                  ARTICLE EIGHT

     A. The initial Board of Directors of the  Corporation  shall consist of one
(1) person. The name and mailing address of the person to serve as the initial Director is William J. Hemelt, 2375 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

     B. The size of the Board of Directors may be increased or decreased in the manner provided in the Bylaws of the Corporation. All corporate powers of the Corporation shall be exercised by or under the direction of the Board of Directors except as otherwise provided herein or by law.

     C. The Board of  Directors of the  Corporation  shall be divided into three
(3) classes of Directors of as nearly equal numbers as is possible, designated Class 1, Class 2 and Class 3, respectively, serving staggered three (3) year terms, with the term of one class expiring at each annual meeting of stockholders. In such regard, the initial term of office of Directors of Class 1 shall expire at the annual meeting of stockholders in 2003, the initial term of office of Directors of Class 2 shall expire at the annual meeting of stockholders in 2004 and the initial term of office of Directors of Class 3 shall expire at the annual meeting of stockholders in 2005. At each annual meeting of stockholders, a number of Directors equal to the number of Directors of the class whose term expires at such meeting (or the number of Directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election. In all cases, each Director shall serve until his or her successor has been elected and qualified or until such Director's earlier resignation, removal from office, death or disability.

     D. Except as limited by law, a Director may only be removed by the stockholders for cause, and in such event only at an annual meeting of stockholders or at a special meeting of stockholders called for such purpose and otherwise in conformity with the Corporation's Bylaws, and only by the affirmative vote of the holders of sixty-five percent (65%) of the voting power of all the shares entitled to vote at such meeting.

                                  ARTICLE NINE

     A. No action required or permitted to be taken at an annual meeting of stockholders or at a special meeting of stockholders may be taken without a meeting if at the time such action is to be taken there are five (5) or more holders of the Corporation's outstanding Common Stock. The power of stockholders to consent in writing, without a meeting, to the taking of any action is expressly denied hereby unless at the time of such consent there are less than five (5) holders of the Corporation's outstanding Common Stock.

     B. Subject to the rights of the holder of any series of Preferred Stock of the Corporation, unless otherwise prescribed by law, special meetings of the stockholders, for any purpose, may be called only by the Chairman, the President or Chief Executive Officer of the Corporation, and shall be called by the President, the Chief Executive Officer or the Secretary of the Corporation upon a written request signed by a majority of members of the Board of Directors (whether or not there exists any vacancy in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

                                   ARTICLE TEN

     A. To the fullest extent permitted by the Delaware General Corporation Law, a Director or former Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director of the Corporation, except for liability attributable to: (i) any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii)
Section 174 of Title 8 of the Delaware General Corporation Law, or (iv) any transaction from which the Director derived an improper personal benefit.

     B. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the liability of Directors, the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as amended.

     C. Any repeal or modification of this Article Ten shall not adversely affect any right or protection of a Director of the Corporation existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal or modification.

     D. The provisions of this Article Ten shall not be deemed to limit or preclude indemnification of a Director by the Corporation for any liability of a Director which has not been eliminated by the provisions of this Article Ten.

                                 ARTICLE ELEVEN

     A. The Corporation shall to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), indemnify and hold harmless any person who was or is a party, or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "Indemnitee") against expenses, liabilities and losses (including attorneys' fees, judgments, fines, excise taxes or penalties paid in connection with the Employee Retirement Income

Security Act of 1974, as amended, and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; PROVIDED, HOWEVER, that except as provided in this section with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding or part thereof was authorized in advance by the Board of Directors of this Corporation.

     B. The right to indemnification conferred in this section shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition; PROVIDED, HOWEVER, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an Indemnitee in his capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it is ultimately determined by final judicial decision, from which there is not further right to appeal, that such Indemnitee is not entitled to be indemnified for such expenses under this section or otherwise. The rights to indemnification and to the advancement of expenses conferred in this section shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators.

     C. If a claim under the two  preceding  paragraphs  of this  section is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses only upon a final adjudication that the Indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses under this section or otherwise shall be on the Corporation.

     D. The rights to indemnification and advancement of expenses conferred in this section shall not be exclusive of any other rights which any person may have or hereafter acquire under any statute, this certificate of incorporation, as it may be amended or restated from time-to-time, any agreement, vote of stockholders or disinterested Directors, or otherwise. No amendment or repeal of this Article Eleven shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

     E. The Corporation shall have the power to purchase and maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan) against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. The Corporation may also create a trust fund, grant a security interest and/or use other means (including, but not limited to letters of credit, surety bonds and/or similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing, to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

     F. For purposes of this section, references to the "Corporation" shall include any subsidiary of this Corporation from and after the acquisition thereof by this Corporation, so that any person who is a Director, officer, employee or agent of such subsidiary after the acquisition thereof by this Corporation shall stand in the same position under the provisions of this section as such person would have had such person served in such position for this Corporation.

     G. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this section with respect to the indemnification and advancement of expenses of Directors and officers of the Corporation.

                                 ARTICLE TWELVE

     The Corporation expressly denies the application of the Arizona Corporate Takeover Laws, Arizona Revised Statutes ss.ss. 10-2701 et seq., or any successor thereto.

                                ARTICLE THIRTEEN

     The holders of the Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.

                                ARTICLE FOURTEEN

     The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the Delaware General Corporation Law; provided, however, that the affirmative vote of the holders of sixty-five percent (65%) of the voting power of all the shares entitled to vote generally in an election of Directors shall be required to amend, alter or repeal any provision of Articles Eight and Nine of this Certificate of Incorporation.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation this 1st day of April, 2002.



                                        /s/ William J. Hemelt
                                        ----------------------------------------
                                        William J. Hemelt, Incorporator

                                   APPENDIX D

                                     BYLAWS
                                       OF
                            MATRIXX INITIATIVES, INC.


                 I. REFERENCES TO CERTAIN TERMS AND CONSTRUCTION

     1.01. CERTAIN REFERENCES. Any reference herein made to law shall be deemed to refer to the law of the State of Delaware, including any applicable provision of Chapter 1 of Title 8 of the Delaware Statutes, or any successor statutes, as from time to time amended and in effect (sometimes referred to herein as the "Delaware General Corporation Law"). Any reference herein made to the Corporation's Certificate shall be deemed to refer to its Certificate of Incorporation and all amendments thereto as at any given time on file with the Delaware Secretary of State (any reference herein to that office being intended to include any successor to the incorporating and related functions being performed by that office at the date of the initial adoption of these Bylaws). Except as otherwise required by law, the term "stockholder" as used herein shall mean one who is a holder of record of shares of the Corporation.

     1.02. SENIORITY. The law and the Certificate (in that order of precedence) shall in all respects be considered senior and superior to these Bylaws, with any inconsistency to be resolved in favor of the law and such Certificate (in that order of precedence), and with these Bylaws to be deemed automatically amended from time to time to eliminate any such inconsistency which may then exist.

     1.03. COMPUTATION OF TIME. The time during which an act is required to be done, including the time for the giving of any required notice herein, shall be computed by excluding the first day or hour, as the case may be, and including the last day or hour.

                                   II. OFFICES

     2.01. PRINCIPAL OFFICE. The principal office or place of business of the Corporation in the State of Delaware shall be the registered office of the Corporation in the State of Delaware. The Corporation may change its registered office from time to time in accordance with the relevant provisions of the Delaware General Corporation Law. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

                                III. STOCKHOLDERS

     3.01. ANNUAL STOCKHOLDER MEETING. The annual meeting of the stockholders shall be held on such date, at such time and place, either within or without the State of Delaware, as shall be fixed by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect members of the Board of Directors by a plurality vote and transact such other business as may properly come before the meeting.

     3.02. SPECIAL STOCKHOLDER MEETINGS. Subject to the rights of the holder of any series of preferred stock of the Corporation, unless otherwise prescribed by law or by the Certificate, special meetings of the stockholders, for any purpose, may be called only by the Chairman, the President or Chief Executive

Officer of the Corporation, and shall be called by the President, the Chief Executive Officer or the Secretary of the Corporation upon a written request signed by a majority of members of the Board of Directors (whether or not there exists any vacancy in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). Any business to be transacted at a special meeting of stockholders must be confined to the purposes stated in the notice of the stockholders' meeting and to such additional matters as the chairman of the meeting may rule to be relevant to such purposes. The Board of Directors shall designate the place for any meeting of stockholders, and if no designation is made, the stockholders' meeting shall take place at the principal office of the Corporation.

     3.03. NOTICE OF STOCKHOLDERS MEETINGS.

          (a) REQUIRED NOTICE. Except as otherwise allowed or required by law, written notice stating the place, day and hour of any annual or special stockholders meeting shall be given not less than ten (10) nor more than sixty
(60) days before the date of the meeting by or at the direction of the person or persons calling the meeting, to each stockholder entitled to vote at such meeting and to any other stockholder entitled to receive notice of the meeting by law or the Certificate. Such notice may be given either personally or by sending a copy thereof through the mail, by telegraph, by private delivery service (including overnight courier), or by facsimile transmission, charges prepaid, to each stockholder at his or her address as it appears on the records of the Corporation. If the notice is sent by mail, by telegraph or by private delivery service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or private delivery service for transmission to such person. If the notice is sent by facsimile transmission, it shall be deemed to have been given upon transmission, if transmission occurs on a business day before 5:00 p.m. at the place of receipt, and upon the business day following transmission, if transmission occurs after 5:00 p.m.

          (b) ADJOURNED MEETING. If any stockholders meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, and place, if the new date, time, and place are announced at the meeting at which the adjournment is taken. But if the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, then notice of the adjourned meeting shall be given to each stockholder of record entitled to such notice pursuant to SECTION 3.03(A).

          (c) WAIVER OF NOTICE. Any stockholder may waive notice of a meeting (or any notice of any other action required to be given by the Delaware General Corporation Law, the Corporation's Certificate, or these Bylaws), at any time before, during, or after the meeting or other action, by a writing signed by the stockholder entitled to the notice. Each such waiver shall be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Attendance of a stockholder at a meeting shall constitute a waiver of notice of the meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          (d) CONTENTS OF NOTICE. The notice of each special stockholders meeting shall include a description of the purpose or purposes for which the meeting is called. Except as required by law or the Corporation's Certificate, the notice of an annual stockholders meeting need not include a description of the purpose or purposes for which the meeting is called.

     3.04. FIXING OF RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix a date as the record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors. In the case of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, such record date shall not be more than sixty (60) days nor less than ten (10) days prior to the date of such meeting. In the case of determining stockholders entitled to consent to corporate action in writing without a meeting (which entitlement shall be limited as set forth in SECTION 3.15), the record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. In the case of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the record date shall be not more than sixty (60) days prior to such action. If no record date is so fixed by the Board of Directors, the record date for the determination of stockholders shall be as provided in the Delaware General Corporation Law.

     When a determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been made as provided in this SECTION 3.04, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date.

     3.05. STOCKHOLDER LIST. The officer who has charge of the stock ledger of the Corporation shall make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares held by each. The stockholder list shall be available for inspection by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting at a place within the city where the meeting is to be held, which place shall be specified in the meeting notice, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Except as otherwise provided by law, failure to comply with this SECTION 3.05 shall not affect the validity of any action taken at the meeting.

     3.06. STOCKHOLDER QUORUM AND VOTING REQUIREMENTS. Unless otherwise provided in the Certificate, these Bylaws or as required by law:

          (a) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders:

          (b) in all matters other than the election of directors, the affirmative vote of the majority of shares voting for or against the subject matter shall be at the act of the stockholders;

          (c) directors shall be elected by a plurality of the votes cast at the meeting; and

          (d) where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

     Except as provided below, voting shall be by ballot on any question as to which a ballot vote is demanded prior to the time the voting begins by any person entitled to vote on such question; otherwise, a voice vote shall suffice. Unless otherwise provided in the Certificate, all elections of directors shall be by written ballot. No ballot or change of vote shall be accepted after the polls have been declared closed following the ending of the announced time for voting.

     3.07. PROXIES. At all meetings of stockholders, a stockholder may vote in person or by proxy duly executed in writing by the stockholder or the stockholder's duly authorized attorney-in-fact. Such proxy shall comply with law and shall be filed with the Secretary of the Corporation or other person authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after three (3) years from the date of its execution unless otherwise provided in the proxy. The burden of proving the validity of any undated, irrevocable, or otherwise contested proxy at a meeting of the stockholders shall rest with the person seeking to exercise the same. A facsimile appearing to have been transmitted by a stockholder or by such stockholder's duly authorized attorney-in-fact may be accepted as a sufficiently written and executed proxy.

     3.08. VOTING OF SHARES. Unless otherwise provided in the Certificate or the Delaware General Corporation Law, each outstanding share entitled to vote shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of stockholders.

     3.09. ELECTION INSPECTORS. The Board of Directors, in advance of any meeting of the stockholders, may appoint an election inspector or inspectors to act at such meeting (and at any adjournment thereof). If an election inspector or inspectors are not so appointed, the chairman of the meeting may, or upon request of any person entitled to vote at the meeting will, make such appointment. If any person appointed as an inspector fails to appear or to act, a substitute may be appointed by the chairman of the meeting. If appointed, the election inspector or inspectors (acting through a majority of them if there be more than one) shall determine the number of shares outstanding, the authenticity, validity, and effect of proxies, the credentials of persons purporting to be stockholders or persons named or referred to in proxies, and the number of shares represented at the meeting in person and by proxy; shall receive and count votes, ballots, and consents and announce the results thereof; shall hear and determine all challenges and questions pertaining to proxies and voting; and, in general, shall perform such acts as may be proper to conduct elections and voting with complete fairness to all stockholders. No such election inspector need be a stockholder of the Corporation.

     3.10. ORGANIZATION AND CONDUCT OF MEETINGS. Each meeting of the stockholders shall be called to order and thereafter chaired by the Chairman of the Board of Directors if there is one, or, if not, or if the Chairman of the Board is absent or so requests, then by the President, or if both the Chairman of the Board and the President are unavailable, then by such other officer of the Corporation or such stockholder as may be appointed by the Board of Directors. The Corporation's Secretary or in his or her absence, an Assistant Secretary shall act as secretary of each meeting of the stockholders. If neither the Secretary nor an Assistant Secretary is in attendance, the chairman of the meeting may appoint any person (whether a stockholder or not) to act as secretary for the meeting. After calling a meeting to order, the chairman thereof may require the registration of all stockholders intending to vote in person and the filing of all proxies with the election inspector or inspectors, if one or more have been appointed (or, if not, with the secretary of the meeting). After the announced time for such filing of proxies has ended, no further proxies or changes, substitutions, or revocations of proxies shall be accepted. If directors are to be elected, a tabulation of the proxies so filed will, if any person entitled to vote in such election so requests, be announced at the meeting (or adjournment thereof) prior to the closing of the election polls. Absent a showing of bad faith on his or her part, the chairman of a meeting will, among other things, have absolute authority to fix the period of time allowed for the registration of stockholders and the filing of proxies, to determine the order of business to be conducted at such meeting, and to establish reasonable rules for expediting the business of the meeting and preserving the orderly conduct thereof (including any informal, or question and answer portions thereof).

     3.11. STOCKHOLDER APPROVAL OR RATIFICATION. The Board of Directors may submit any contract or act for approval or ratification of the stockholders at a duly constituted meeting of the stockholders. Except as otherwise required by law, if any contract or act so submitted is approved or ratified by a majority of the votes cast thereon at such meeting, the same shall be valid and as binding upon the Corporation and all of its stockholders as it would be if it were the act of its stockholders.

     3.12. INFORMALITIES AND IRREGULARITIES. All informalities or irregularities in any call or notice of a meeting of the stockholders or in the areas of credentials, proxies, quorums, voting, and similar matters, shall be deemed waived if no objection is made at the meeting.

     3.13. NOMINATION OF DIRECTORS. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this SECTION 3.13 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this
SECTION 3.13.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation, as prescribed below.

     No person shall be elected to the Board of Directors of the Corporation at an annual meeting of the stockholders or at a special meeting of the stockholders called for that purpose unless, with respect to a person nominated by a stockholder of the Corporation, a written notice of nomination of such person by the stockholder was received by the Secretary of the Corporation not earlier than one hundred and twenty (120) days and not later than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting if an annual meeting, or seven (7) days after notice of the meeting is mailed to stockholders if a special meeting. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting (including the number of shares of stock of the Corporation owned beneficially or of record by such stockholder and the nominee or nominees) and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholders and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this SECTION
3.13. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

     Notwithstanding compliance with the foregoing provisions, the Board of Directors shall not be obligated to include information as to any stockholder nominee for director in any proxy statement or other communication sent to stockholders.

     3.14. BUSINESS AT STOCKHOLDER MEETINGS. No business may be transacted at an annual or special meeting of stockholders other than business that is (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this SECTION 3.14 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this SECTION 3.14.

     In addition to any other applicable requirements, for business to be properly brought before an annual or special meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation, (i) in the case of an annual meeting, not earlier than one hundred and twenty (120) days and not later than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting; PROVIDED, HOWEVER, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the meeting was made, whichever first occurs, and (ii) in the case of a special meeting, seven (7) days after notice of the meeting is mailed to stockholders.

     To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and
(v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.

     No business may be conducted at an annual or special meeting of stockholders except business brought before the meeting in accordance with the procedures set forth in this SECTION 3.14, PROVIDED, HOWEVER, that, once business has been properly brought before the meeting in accordance with such procedures, nothing in this SECTION 3.14 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual or special meeting determines that business was not properly brought before such meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

     3.15 NO ACTION BY WRITTEN CONSENT. No action required or permitted to be taken at an annual meeting of stockholders or at a special meeting of stockholders may be taken without a meeting if at the time such action is to be taken there are five (5) or more holders of the Corporation's outstanding common stock. The power of stockholders to consent in writing, without a meeting, to the taking of any action is expressly denied hereby unless at the time of such consent there are less than five (5) holders of the Corporation's outstanding common stock

                             IV. BOARD OF DIRECTORS

     4.01. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

     4.02. NUMBER, TENURE, AND QUALIFICATION OF DIRECTORS. Unless otherwise provided in the Certificate, the authorized number of directors shall be not less than [three (3)] and not more than [nine (9)]. The number of directors in office from time to time shall be within the limits specified above, except as prescribed initially in the Certificate and thereafter as prescribed from time to time by resolution adopted by either the stockholders or by the Board of Directors upon the affirmative vote of at least two-thirds of the directors then in office. The Board of Directors, upon the affirmative vote of at least two-thirds of the directors then in office, shall have the power to increase or decrease its size within the aforesaid limits and to fill any vacancies that may occur in its membership, whether resulting from an increase in the size of the Board or otherwise. Each director shall hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Directors do not need to be residents of the State of Delaware or stockholders of the Corporation.

     4.03. REGULAR MEETINGS OF THE BOARD OF DIRECTORS. A regular annual meeting of the Board of Directors is to be held as soon as practicable after the adjournment of each annual meeting of the stockholders, either at the place of the stockholders meeting or at such other place as the directors elected at the stockholders meeting may have been informed of at or prior to the time of their election. Additional regular meetings may be held at regular intervals at such places and at such times as the Board of Directors may determine.

     4.04. SPECIAL MEETINGS OF THE BOARD OF DIRECTORS. Special meetings of the Board of Directors may be held whenever and wherever called for by the Chairman, the President, the Chief Executive Officer, or the number of directors that would be required to constitute a quorum.

     4.05. NOTICE OF, AND WAIVER OF NOTICE FOR, DIRECTORS MEETINGS. No notice need be given of regular meetings of the Board of Directors. Notice of the time and place (but not necessarily the purpose or all of the purposes) of any special meeting shall be given to each director in person or by telephone, or electronic mail or facsimile transmission. Notice to any director of any such special meeting shall be deemed given sufficiently in advance when (i), if given by mail, the same is deposited in the United States mail at least four (4) days before the meeting date, with postage thereon prepaid, (ii), if given by facsimile transmission, the same is transmitted at least 24 hours prior to the convening of the meeting, or (iii), if personally delivered (including by overnight courier) or given by telephone or electronic mail, the same is handed, or the substance thereof is communicated telephonically or electronically to the director or to an adult member of his or her office staff or household, at least 24 hours prior to the convening of the meeting. Any director may waive notice of any meeting and any adjournment thereof at any time before, during, or after it is held, as provided by law. Except as provided in the next sentence below, the waiver must be in writing, signed by the director entitled to the notice, and filed with the minutes or corporate records. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     4.06. DIRECTOR QUORUM. A majority of the total number of directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, unless the Certificate requires a greater number.

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
     4.07. DIRECTORS, MANNER OF ACTING.

          (a) The affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Certificate or these Bylaws require a greater percentage and except as otherwise required by law.

          (b) Any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, conference telephone or similar communications equipment by means of which all persons participating in the meeting may hear each other, in which case any required notice of such meeting may generally describe the arrangements (rather than or in addition to the place) for the holding thereof. A director participating in a meeting by this means is deemed to be present in person at the meeting.

          (c) A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless: (1) the director objects at the beginning of the meeting (or promptly upon his or her arrival) to holding it or transacting business at the meeting; or (2) his or her dissent or abstention from the action taken is entered in the minutes of the meeting; or (3) he or she delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation before 5:00 p.m. on the next business day after the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

     4.08. DIRECTOR ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if the action is taken by unanimous written consent of the Board of Directors as evidenced by one (1) or more written or electronic consents describing the action taken, signed, either manually or electronically, by each director and filed with the minutes or proceedings of the Board of Directors.

     4.09. REMOVAL OF DIRECTORS BY STOCKHOLDERS. Except as limited by the Certificate or by law, a director may only be removed by the stockholders for cause, and in such event only at an annual meeting of stockholders or at a special meeting of stockholders called for such purpose and otherwise in conformity with these Bylaws, and only by the affirmative vote of the holders of [sixty-five percent (65%)] of the voting power of all the shares entitled to vote at such meeting.

     4.10. BOARD OF DIRECTOR VACANCIES. Unless the Certificate provides otherwise and except as otherwise provided by law, any vacancy or newly created directorship may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

     4.11. DIRECTOR COMPENSATION. Unless otherwise provided in the Certificate, by resolution of the Board of Directors, each director may be paid his or her expenses, if any, of attendance at each meeting of the Board of Directors or any committee thereof, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or any committee thereof, or both. No such payment shall preclude any director from serving the Corporation in any capacity and receiving compensation therefor.

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     4.12. DIRECTOR COMMITTEES.

          (a) CREATION OF COMMITTEES. The Board of Directors may create one (1) or more committees and appoint members of the Board of Directors to serve on them. Each committee shall have one (1) or more members, who serve at the pleasure of the Board of Directors.

          (b) SELECTION OF MEMBERS. The creation of a committee and appointment of members to it shall be approved by a majority of the directors in office when the action is taken. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          (c) REQUIRED PROCEDURES. SECTIONS 4.03 through 4.08 of this Article IV, which govern meetings, action without meetings, notice and waiver of notice, and quorum and voting requirements of the Board of Directors, apply to committees and their members.

          (d) AUTHORITY. Unless limited by the Certificate and except to the extent limited by law, each committee may exercise those aspects of the authority of the Board of Directors which the Board of Directors confers upon such committee in the resolution creating the committee.

     4.13. DIRECTOR RESIGNATIONS. Any director or committee member may resign from his or her office at any time by written notice delivered to the Corporation as required by law. Any such resignation shall be effective upon its receipt unless some later time is therein fixed, and then from that time. The acceptance of a resignation shall not be required to make it effective.

     4.14.  INTERESTED  DIRECTORS.   No  contract  or  transaction  between  the
Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such director's vote is counted for such purpose if (i) the material facts as to such director's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to such director's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Interested directors may be

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counted in  determining  the  presence  of a quorum at a meeting of the Board of
Directors or of a committee which authorizes the contract or transaction.

                                   V. OFFICERS

     5.01. EXECUTIVE OFFICERS; ELECTION; QUALIFICATIONS; TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. The Board of Directors shall elect a President and Secretary, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors may also choose one or more executive officers, Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors.

     5.02 POWERS AND DUTIES OF EXECUTIVE OFFICERS. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

                 VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER

     6.01. CERTIFICATES FOR SHARES.

          (a) CONTENT. Certificates representing shares of the Corporation shall, at a minimum, state on their face the name of the issuing corporation and that it is formed under the laws of the State of Delaware, the name of the person to whom issued, and the number and class of shares and the designation of the series, if any, the certificate represents. Such certificates shall be signed (either manually or by facsimile to the extent allowable by law) by any of the Chairman of the Board (if any), the President, or any Vice-President and by the Secretary or any assistant secretary or the Treasurer or any assistant treasurer of the Corporation, and may be sealed with a corporate seal or a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified and shall exhibit such information as may be required by law. If a supply of unissued certificates bearing the facsimile signature of a person remains when that person ceases to hold the office of the Corporation indicated on such certificates or ceases to be the transfer agent or registrar of the Corporation, they may still be issued by the Corporation and countersigned, registered, issued, and delivered by the Corporation's transfer agent and/or registrar thereafter, as though such person had continued to hold the office indicated on such certificate.

          (b) LEGEND AS TO CLASS OR SERIES. If the Corporation is authorized to issue different classes of shares or different series within a class, the powers, designations, preferences, and relative, participating, optional, or other special rights applicable to each class or series and the qualifications, limitations, or restrictions of such preference and/or rights shall be set forth in full or summarized on the front or back of each certificate as required by law. Alternatively, each certificate may state on its front or back that the Corporation shall furnish a stockholder this information on request and without charge.

          (c) STOCKHOLDER LIST. The name and address of the person to whom shares are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation.

          (d) LOST CERTIFICATES. In the event of the loss, theft, or destruction of any certificate representing shares of the Corporation or of any predecessor corporation, the Corporation may issue (or, in the case of any such shares as to which a transfer agent and/or registrar have been appointed, may direct such transfer agent and/or registrar to countersign, register, and issue) a new certificate, and cause the same to be delivered to the registered owner of the shares represented thereby; provided that such owner shall have submitted such evidence showing the circumstances of the alleged loss, theft, or destruction, and his, her, or its ownership of the certificate, as the Corporation considers satisfactory, together with any other facts that the Corporation considers pertinent; and further provided that, if so required by the Corporation, the owner shall provide a bond or other indemnity in form and amount satisfactory to the Corporation (and to its transfer agent and/or registrar, if applicable).

     6.02. REGISTRATION OF THE TRANSFER OF SHARES. Registration of the transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation. In order to register a transfer, the record owner shall surrender the shares to the Corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the Corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the Corporation as the owner, the Corporation shall be entitled to treat the registered owner of any share of the capital stock of the Corporation as the absolute owner thereof and, accordingly, shall not be bound to recognize any beneficial, equitable, or other claim to, or interest in, such share on the part of any other person, whether or not it has notice thereof, except as may expressly be provided by applicable law, including as may be contemplated by Title 6, Subtitle I, Article 8 of the Delaware code (or any comparable successor statutes), as in effect from time to time.

     6.03. SHARES WITHOUT CERTIFICATES. The Board of Directors may authorize the issuance of uncertificated shares by the Corporation and may prescribe procedures for the issuance and registration of transfer thereof and with respect to such other matters as the Board of Directors shall deem necessary or appropriate.

                               VII. DISTRIBUTIONS

     7.01. DISTRIBUTIONS. Subject to such restrictions or requirements as may be imposed by applicable law or the Corporation's Certificate or as may otherwise be binding upon the Corporation, the Board of Directors may from time to time declare, and the Corporation may pay or make, dividends or other distributions to its stockholders.

                              VIII. CORPORATE SEAL

     8.01. CORPORATE SEAL. The Board of Directors may provide for a corporate seal of the Corporation that shall have inscribed thereon any designation including the name of the Corporation, Delaware as the state of incorporation, the year of incorporation, and the words "Corporate Seal."

                                 IX. AMENDMENTS

     9.01. AMENDMENTS. The Corporation's Board of Directors may amend or repeal these Bylaws unless the Certificate or the Delaware General Corporation Law reserve any particular exercise of this power exclusively to the stockholders in whole or part. The stockholders may amend or repeal these Bylaws even though these Bylaws may also be amended or repealed by its Board of Directors.

                          GUM TECH INTERNATIONAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 18, 2002
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby constitutes and appoints CARL J. JOHNSON and WILLIAM
J. HEMELT, and each of them individually, with full power of substitution, the true and lawful attorney and proxy of the undersigned, to attend the annual meeting of the stockholders of GUM TECH INTERNATIONAL, INC. (the "Company") to be held at the Ritz Carlton Phoenix, 2401 E. Camelback Road, Phoenix, Arizona, on June 18, 2002 at 10:00 a.m. (local time), and any adjournment thereof, and to vote the shares of common stock of the Company standing in the name of the undersigned, as directed below, with all the powers the undersigned would possess if personally present at the meeting.

     Proposal No. 1: To elect six directors to the Company's Board to serve for the next year or until their successors are elected.

     Nominees: EDWARD E.  FABER,  WILLIAM C. EGAN,  CARL J.  JOHNSON,  EDWARD J.
               WALSH, WILLIAM A. YUAN AND MICHAEL A. ZEHER

     ________ VOTE for all nominees except those whose names are written on the line provided below (if any).

     ____________________________________________________

     ________  VOTE WITHHELD on all nominees

     Proposal No. 2: To approve the plan of merger of Gum Tech International, Inc. with and into Matrixx Initiatives, Inc., a wholly-owned Delaware subsidiary corporation.

     ________  VOTE for the plan of merger.

     ________  VOTE against the plan of merger.

     ________  VOTE WITHHELD on proposal.

     PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS INDICATED HEREIN. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL NOMINEES LISTED HEREIN, FOR APPROVAL OF THE PROPOSALS LISTED HEREIN AND, WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES.

     DATED: _________________________, 2002


                                        ________________________________________
                                        (Signature)


                                        ________________________________________
                                        (Signature)


                                        When signing as executor, administrator,
                                        attorney,  trustee or  guardian,  please
                                        give   full   title   as   such.   If  a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person. If a joint tenancy, please have both joint tenants sign.